                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (Amendment No. 1)



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                             VITAMINSHOPPE.COM, INC.
         ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not applicable
     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, schedule or registration statement No.:
(3)  Filing party:
(4)  Date filed:

                            [VITAMINSHOPPE.COM LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 22, 2000

We will hold the annual meeting of stockholders of VitaminShoppe.com, Inc., a Delaware corporation, on June 22, 2000, at 10:00 a.m., Eastern time, at Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, 19th Floor, New York, New York 10022. At this year's annual meeting, we will ask you to consider and act upon the following proposals as further described in the accompanying Proxy
Statement:

        1. Election of two Class I Directors to serve for the next three years.

        2. Ratification of the appointment of Deloitte & Touche LLP as our auditors for the fiscal year ending December 31, 2000.

        3.     Approval of our Amended and Restated Stock Option Plan for
               Employees.

        4. Approval of our Amended and Restated Stock Option Plan for Non-Employee Directors.

        5. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 25, 2000 are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Along with a Proxy Statement, we are sending you our Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which includes our financial statements.

                                        By Order of the Board of Directors,



                                        ANN M. SARDINI
                                        Secretary

New York, New York
May 30, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

                             VITAMINSHOPPE.COM, INC.
                          444 MADISON AVENUE, SUITE 802
                            NEW YORK, NEW YORK 10022

--------------------------------------------------------------------------------

                               PROXY STATEMENT FOR
                       2000 ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                PAGE

PART I - THIS PROXY STATEMENT
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING..................................1
   Why Did You Send Me this Proxy Statement?.....................................1
   How Many Votes Do I Have?.....................................................1
   How Do I Vote by Proxy?.......................................................2
   May I Revoke My Proxy?........................................................2
   How Do I Vote in Person?......................................................3
   What Is the Effect of Broker Non-Votes and Abstentions?.......................3
   Is Voting Confidential?.......................................................3
   Who Pays the Costs of Soliciting these Proxies?...............................3
   How Do I Obtain an Annual Report on Form 10-K?................................3
   Where Can I Find the Voting Results?..........................................4
   Whom Should I Call If I Have Any Questions?...................................4

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS....................5
   PROPOSAL 1:  ELECTION OF TWO CLASS I DIRECTORS................................5
   PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF AUDITORS..........................7
   PROPOSAL 3:  APPROVAL OF OUR AMENDED AND RESTATED STOCK OPTION PLAN
   FOR EMPLOYEES.................................................................8
   PROPOSAL 4:  APPROVAL OF OUR AMENDED AND RESTATED STOCK OPTION PLAN
   FOR NON-EMPLOYEE DIRECTORS...................................................12
   OTHER MATTERS................................................................14

INFORMATION ABOUT CLASS A COMMON STOCK OWNERSHIP................................15
   Which Stockholders Own at Least 5% of Our Class A Common Stock?..............15
   How Much Class A Common Stock Do Directors and Officers Own?.................19
   Section 16(a) Beneficial Ownership Reporting Compliance......................20
   Information about Insider Relationships......................................20

INFORMATION ABOUT OUR DIRECTORS.................................................26
   Who are Our Directors?.......................................................26
   Stockholder Agreement; J.H. Whitney Representative on Board of Directors.....28
   Board Meetings...............................................................28
   The Committees of the Board..................................................28
   How Do We Compensate Our Directors?..........................................29
   Compensation Committee Interlocks and Insider Participation..................29

INFORMATION ABOUT EXECUTIVE COMPENSATION........................................30
   Who are Our Officers?........................................................30
   Summary Compensation Table...................................................31
   Option Grants in 1999........................................................32
   Aggregated Option Exercises During 1999 and Year-End Option Values...........33

                                                                                PAGE

   Board Compensation Committee Report On Executive Compensation................34
   Stock Performance Graph......................................................36
   Employment Agreements with Executive Officers................................36

INFORMATION ABOUT STOCKHOLDER PROPOSALS.........................................38

PART II - PROXY CARD

APPENDIX A--Amended and Restated Stock Option Plan for Employees
APPENDIX B--Amended and Restated Stock Option Plan for Non-Employee Directors


                             VITAMINSHOPPE.COM, INC.
                          444 MADISON AVENUE, SUITE 802
                            NEW YORK, NEW YORK 10022

-------------------------------------------------------------------------------

                               PROXY STATEMENT FOR
                       2000 ANNUAL MEETING OF STOCKHOLDERS

-------------------------------------------------------------------------------

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

The Board of Directors has fixed the close of business on May 25, 2000 as the record date for the determination of stockholders of VitaminShoppe.com, Inc. ("VitaminShoppe.com") who are entitled to notice of, and to vote at, the 2000 annual meeting of stockholders of VitaminShoppe.com, Inc. or any adjournment thereof. As a stockholder on May 25, 2000, you have a right to attend and vote at the 2000 annual meeting of stockholders. If you attend the annual meeting, you may vote your shares directly. However, if you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the meeting on your behalf. The Board of Directors is soliciting your proxy to encourage your participation in voting at the meeting and to obtain your support for each of the proposals presented.

There are two parts to our proxy solicitation-this Proxy Statement and the enclosed voting instruction form or "proxy card." Also accompanying this Proxy Statement is a notice of annual meeting of stockholders of VitaminShoppe.com. This Proxy Statement explains the matters to be voted on at the annual meeting and our reasons for proposing them, as well as providing certain required information. You use the proxy card to authorize your shares to be voted as you wish.

To vote, simply complete, sign and return the proxy card, and your shares will be voted as you direct.

We will begin mailing this Proxy Statement on or about May 30, 2000 to all stockholders entitled to vote. If you owned Class A common stock or Class B common stock at the close of business on May 25, 2000, you are entitled to vote.

HOW MANY VOTES DO I HAVE?

If you hold Class A common stock, you have one vote for each share that you owned at the close of business on May 25, 2000. Your proxy card indicates the number of shares you have to vote. The Class B common stock entitles its sole recordholder, Vitamin Shoppe Industries Inc. ("The Vitamin Shoppe"), to six votes per share. As a result, ownership of all of the Class B common stock also gives The Vitamin Shoppe 91.5% of the voting power of our capital stock. As of the record date, there were issued and outstanding 7,277,574 shares of Class A common stock and 13,081,500 shares of Class B common stock.

The presence in person or by proxy of the holders of a majority of the shares entitled to vote shall constitute a quorum for the transaction of any business at the annual meeting. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at the annual meeting. Each proposal other than the election of Class I Directors must be approved by the holders of a majority of the votes cast at the annual meeting. Class I Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors.

HOW DO I VOTE BY PROXY?

When you return your proxy card you are giving your "proxy" to the individuals we have designated in the proxy to vote your shares as you direct at the meeting. If you sign the proxy card but do not make specific choices, these persons will vote your shares for each agenda item as recommended by the Board of Directors. If any matter not listed in the Notice of Annual Meeting of Stockholders is presented at the annual meeting, they will vote your shares in accordance with their best judgment. At the time we began printing this Proxy Statement, we knew of no matters that needed to be acted on at the meeting other than those discussed in this Proxy Statement.

A proxy that is properly submitted to VitaminShoppe.com may be revoked at any time before it is exercised by written notice to the Secretary of VitaminShoppe.com. Any stockholder attending the annual meeting may vote in person and by doing so revokes any proxy previously submitted by him or her. With respect to Proposal 1, unless authority to vote for all nominees for director or any individual nominee is withheld, all the shares of common stock represented by the proxy will be voted for the election as director of the nominees set forth in this Proxy Statement. Where a stockholder has specified a choice on his or her proxy with respect to other proposals or matters, that direction will be followed. If no direction is given, all of the shares of common stock represented by the proxy will be voted in favor of such proposal or matter.

Whether or not you plan to attend the annual meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

MAY I REVOKE MY PROXY?

Yes. You may change your mind after you send in your voting instructions by following any of these procedures. For a stockholder "of record," meaning one whose shares are registered in his or her name, to revoke a proxy:

-      send in another signed proxy card with a later date; or

- send a letter revoking your proxy to our clerk at the address indicated under "Information About Stockholder Proposals;" or

- attend the annual meeting, notify us in writing that you are revoking your proxy and vote in person.

A "beneficial holder" whose shares are registered in another name (for example in "street name") must follow the procedures required by the holder of record, which is usually a brokerage firm or bank, to revoke a proxy. You should contact the holder of record directly for more information on these procedures.

HOW DO I VOTE IN PERSON?

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot when you arrive. If your shares are held in street name, you must bring an account statement or letter from the brokerage firm or bank showing that you were the beneficial owner of the shares on May 25, 2000 in order to be admitted to the meeting. To be able to vote, you will need to obtain a "legal proxy" from the holder of record.

WHAT IS THE EFFECT OF BROKER NON-VOTES AND ABSTENTIONS?

If your shares are held in street name, the broker or bank may vote your shares on all four proposals even if it does not receive instructions from you. The directors elected at the meeting will be those receiving the highest number of votes of the shares present in person or represented by proxy at the annual meeting, and the auditors, stock option plans and the amendment of the By-Laws may be ratified or approved by vote of a majority of the shares actually cast. As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on all proposals other than the election of Class I Directors.

IS VOTING CONFIDENTIAL?

We maintain a policy of keeping all of the proxies, ballots and voting tabulations confidential. The "inspectors of election" will forward to us any written comments that you make on the proxy card without providing a stockholder name.

WHO PAYS THE COSTS OF SOLICITING THESE PROXIES?

VitaminShoppe.com will pay all of the costs of soliciting these proxies, consisting mostly of printing and mailing costs. Although we are mailing these proxy materials, our directors and employees may also solicit proxies in person or by telephone, telecopier or other electronic means of communication. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. We have retained Morrow & Co., Inc. to assist in the preparation and distribution of this proxy statement for a fee of $1,000, plus out-of-pocket expenses.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?


A copy of our Annual Report on Form 10-K for the year ended December 31, 1999, which includes the financial statements and financial statement schedules that we are required to file with the Securities and Exchange Commission, including audited financial statements for the year ended December 31, 1999, is included with this Proxy Statement and is available on our Web site at www.vitaminshoppe.com. If you would like another copy, we will send you one without charge.

Please write to:

     Investor Relations
     VitaminShoppe.com, Inc.
     444 Madison Avenue, Suite 802
     New York, NY  10022

You may also telephone us at (212) 308-6730 x3997.

WHERE CAN I FIND THE VOTING RESULTS?

We will publish the voting results in our Quarterly Report on Form 10-Q for the second quarter of 2000, which we expect to file with the Securities and Exchange Commission in August 2000.

WHOM SHOULD I CALL IF I HAVE ANY QUESTIONS?

If you have any questions about the annual meeting or your ownership of our common stock, please contact Investor Relations by telephone at (212) 308-6730 x3997.

In order that your shares may be represented at the annual meeting, you are requested to:

         -     PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

- The Board of Directors has unanimously nominated two current directors-Barbara S. Feigin and David S. Gellman for new, three-year terms and recommends that you vote for their re-election and election.

- The Board of Directors has unanimously approved Deloitte & Touche LLP as our auditors for the fiscal year ending December 31, 2000 and recommends that you ratify that approval.

- The Board of Directors has unanimously approved the Amended and Restated Stock Option Plan for Employees and the Amended and Restated Stock Option Plan for Non-Employee Directors and recommends that you vote to approve the plans so that participants may obtain beneficial federal income tax treatment.

PROPOSAL 1:  ELECTION OF TWO CLASS I DIRECTORS

The first proposal on the agenda for the annual meeting will be electing two Class I Directors for three-year terms beginning at this annual meeting and expiring at the 2003 annual meeting when successors are elected and qualified. For a description of the three classes of directors, see "Information About Our Directors-Who Are Our Directors?" The two nominees who receive the most votes will be elected.

In addition, a stockholder may nominate candidates for directors only if such stockholder complies with the procedure set forth in Section 1.11 of the By-Laws of VitaminShoppe.com ("By-Laws"). The By-Laws require such recommendations to be submitted in writing to the Secretary of VitaminShoppe.com not less than 120 days nor more than 150 days prior to the first anniversary of the date of notice of annual meeting of VitaminShoppe.com provided with respect to the previous year's annual meeting of stockholders. A stockholder's notice to the Secretary shall set forth as to each matter that the stockholder proposes to bring before the meeting (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (B) the name and address, as they appear on the books of VitaminShoppe.com, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class and number of shares of capital stock of VitaminShoppe.com that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made and (D) any material interest of such stockholder of record and such beneficial owner, if any, in such business.

The following table contains background information about each of the nominees. For a description of their holdings of common stock, see "How Much Class A Common Stock Do Directors and Officers Own?"

-----------------------------------------------------------------------------------------------------------------------
NAME, AGE, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND                              DIRECTOR SINCE      TERM EXPIRES
DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Barbara S. Feigin, age 62                                                              September 1999         2003

     Audit committee member since September 1999.  Independent consultant specializing in strategic marketing and branding since 1999.  From 1983 until her retirement in 1999, Executive Vice President and Worldwide Director of
     Strategic Services of Grey Advertising, Inc., an advertising and marketing communications firm.  Also a director of Circuit City Stores, Inc., VF
     Corporation and two privately held companies.
-----------------------------------------------------------------------------------------------------------------------
David S. Gellman, age 42                                                               May 1999               2003

     Compensation committee member since October 1999 and finance committee member since January 2000.  Managing director of FdG Associates, a private equity fund, since 1995.  From 1988 to 1995, an investment professional with AEA
     Investors Inc., a private equity firm, with responsibility for identifying, executing and/or managing private equity investments.  Also a director of
     Golf Galaxy, Inc., North American Training Services, Inc., Vitamin Shoppe
     Industries Inc. and McGinnis Farms, Inc.
-----------------------------------------------------------------------------------------------------------------------

Unless authority to vote for the election of all of the nominees or any individual nominee is specifically withheld by appropriate designation or the proxy, it is the intention of the persons named in the proxy to vote such proxy for the election of the persons named above as Class I Directors.

All of the nominees have consented to serve, if elected. We do not anticipate that any of the nominees will be unable to serve, but if such a situation should arise, it is the intention of the persons named in the accompanying proxy to vote for the election of Class I Directors such other person or persons as the Board of Directors may designate.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF BARBARA S. FEIGIN AND DAVID S. GELLMAN AS CLASS I DIRECTORS, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

The Class I Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF AUDITORS

At the recommendation of the audit committee of the Board of Directors and subject to ratification by our stockholders, the Board of Directors has re-appointed Deloitte & Touche LLP as our independent auditors to examine our financial statements for the fiscal year ending December 31, 2000. Deloitte & Touche LLP has served as our independent auditors since our incorporation in 1999 and has reported on our 1999 financial statements. Representatives of Deloitte & Touche LLP will attend the annual meeting and may make a statement if they desire. They will also be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

The affirmative vote of the holders of a majority of the votes cast at the annual meeting is required for approval of the appointment of auditors. Abstentions and broker "non-votes" are not counted for purposes of the appointment of auditors.

PROPOSAL 3: APPROVAL OF OUR AMENDED AND RESTATED STOCK OPTION PLAN FOR EMPLOYEES

The Amended and Restated Stock Option Plan for Employees (the "Employee Plan") is a critical element in aligning employee motivation with the interests of our stockholders and providing appropriate equity compensation to our employees. We believe that the Employee Plan is essential for us to attract, retain and motivate key personnel. Competition for top-notch marketing and sales personnel, software developers and other skilled employees has become intense as Internet and other high-technology companies proliferate at a rapid pace. Stock options have been a critical element of compensation and incentive for our employees. In 1999, we granted options to almost every employee that we hired. Equity incentives are equally common and important to our competitors and throughout the high-tech industry, and the strength of the United States economy has made equity even more appealing to employees. Therefore, we consider it crucial to have in place appropriate plans for granting stock-based incentives to our employees.

Options also benefit us as a company in a number of other ways:

-      options tie compensation to our performance;

-      options conserve cash and reduce fixed costs;

- in most cases options result in no charge to reported earnings, either upon grant or exercise;

- options produce no dilution to earnings per share without an increase in the stock price, which benefits stockholders generally;

-      the exercise of options increases our capital; and

- we are entitled to a tax deduction upon the exercise of nonqualified stock options or the disqualifying disposition of incentive stock options.

The following is a summary of the principal features of the Employee Plan. A copy of the Employee Plan is printed as Appendix A to this Proxy Statement. The Employee Plan was adopted by the Board of Directors as of July 1, 1999, as amended.

COMMON STOCK AVAILABLE UNDER THE EMPLOYEE PLAN


We have reserved 2,308,500 shares of Class A common stock for issuance under the Employee Plan. As of December 31, 1999, we had granted options under the Employee Plan to purchase an aggregate of 1,573,443 shares of Class A common stock at an average exercise price of $7.79 per share. Due to resignation of two officers in January 2000, 786,128 options granted under the plan lapsed and are available for reissue. From January 1, 2000 through May 19, 2000, we issued additional options to purchase 576,500 shares of Class A common stock at purchase prices ranging from $2.38 to $9.72 per share. The shares of Class A common stock issuable under the Employee Plan will be registered pursuant to a Registration Statement on Form S-8 under the Securities Act of 1933, as amended.

The following table sets forth the benefits that were allocated under the Employee Plan to each of the following persons or groups during 1999.

---------------------------------------------------------------------------------------------------------------
                                                  STOCK OPTION PLAN FOR EMPLOYEES
---------------------------------------------------------------------------------------------------------------
NAME AND POSITION                                                           DOLLAR VALUE     NUMBER OF SHARES
---------------------------------------------------------------------------------------------------------------
Jeffrey J. Horowitz, President and Chief Executive
    Officer                                                                       -                  -
---------------------------------------------------------------------------------------------------------------
Philip H. Teplitzky, Chief Technology Officer                                    $0               180,000
---------------------------------------------------------------------------------------------------------------
Kathryn H. Creech, former President and Chief
    Executive Officer                                                        $2,081,921           815,343(1)
---------------------------------------------------------------------------------------------------------------
Eliot D. Russman, former Chief Marketing Officer                              $936,863            176,600(2)
---------------------------------------------------------------------------------------------------------------
Named Executive Officer Group                                                $3,018,784          1,171,943
---------------------------------------------------------------------------------------------------------------
Non-Executive Director Group                                                      -                  -
---------------------------------------------------------------------------------------------------------------
Non-Named Executive Officer Employee Group                                     $10,710             401,500
---------------------------------------------------------------------------------------------------------------

(1) Options vested with respect to 130,815 shares on October 14, 1999 and 50,000 on January 17, 2000. Due to termination of her employment, the remaining shares granted under these options have lapsed.

(2) Options will vest with respect to 25,000 shares on July 24, 2000. Due to termination of his employment, the remaining shares granted under this option have lapsed.

The dollar value in this table is determined based on the difference between $9.125, which was the closing bid for the Class A common stock on December 31, 1999, and the exercise price per share with respect to options for which the exercise price was lower than the closing bid on December 31, 1999. Non-Employee Directors are not eligible to participate in the Employee Plan.

ADMINISTRATION

The Employee Plan is administered by the compensation committee of our Board of Directors, which is composed of four members of the Board of Directors, at least two of whom meet tests under the tax and securities laws for independence from VitaminShoppe.com management. In addition, the Board of Directors granted our President, Chief Executive Officer or Chief Financial Officer (who are each described under "Information About Executive Compensation --Who Are Our Officers?") the authority to grant up to 6,500 options to any person hired by us in a non-officer capacity, so long as such option grant was approved by one other member of the compensation committee of the Board of Directors.

ELIGIBILITY

We currently have approximately 60 employees who are eligible to participate in the Employee Plan. We grant stock options to employees based upon the expected contribution of the employee to the achievement of our objectives and other relevant matters.

STOCK OPTIONS AND THEIR TERMS

Awards under the Employee Plan may qualify as incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986 or may be nonqualified stock options. In the event that a portion of an option cannot be treated as a stock option under the Employee Plan by reason of the limitations contained in Section 422 of the Tax Code, such portion will be treated as a nonqualified stock option. The compensation committee determines the terms of the options, including the amount, vesting schedule and term, which may not exceed ten years. The per-share exercise price of an option may not be less than the fair market value of a share of Class A common stock on the date of grant.

TERMINATION OF SERVICE

If the employment of an employee terminates for "good cause," all unexercised options will terminate. If the employment terminates voluntarily or other than for good cause, then all exercisable but unexercised options will remain exercisable until the termination of the exercise period. In general, we will have "good cause" to terminate the employment of an employee due to the willful or gross negligence, intentional or habitual neglect of duties, theft or misappropriation from The Vitamin Shoppe or us, felony convictions, drunkenness, drug addiction or any other definition of the term contained in an employment agreement between us and the employee. Upon our dissolution or liquidation or a "change in control" as defined in the Employee Plan, all options outstanding become exercisable, without regard to vesting schedules, immediately prior to but not after the effective date of the dissolution, liquidation or change in control, provided that all other conditions precedent have occurred. All such options which are not exercised will be canceled and forfeited as of the date of the dissolution, liquidation or "change in control." If we engage in a business combination as defined in the Employee Plan which does not constitute a dissolution, liquidation or a "change in control," we may elect one of the following: (i) continue the options granted by us to employees under the Employee Plan; (ii) substitute new options to replace the options granted by us to employees under the Employee Plan; or (iii) accelerate the outstanding options so that they will be treated as if there was a dissolution, liquidation or "change in control."

TRANSFERABILITY

Options granted under the Employee Plan are not assignable or transferable by the employee except by will or the laws of descent and distribution. An option, or the rights or interests in the option, may be assignable or transferable upon consent of the compensation committee, which consent may be withheld in its sole discretion.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO INCENTIVE STOCK OPTIONS

A participant does not realize taxable income upon the grant or exercise of an incentive stock option under the Employee Plan. If a participant does not dispose of shares of Class A common stock received upon exercise of an incentive stock option for at least two years from the date of grant and one year from the date of exercise, then (1) upon sale of the shares, any amount realized in excess of the exercise price is taxed to the participant as long-term capital gain, and any loss sustained is treated as long-term capital loss, and (2) we may not take a deduction for federal income tax purposes. The exercise of incentive stock options gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the participant. If shares of Class A common stock acquired upon the exercise of an incentive stock option are disposed of before the end of these one and two-year periods, then the participant realizes ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the exercise price. We are entitled to deduct the same amount for federal income tax purposes. Any further gain realized by the participant will be treated as a short-term or long-term capital gain and will not result in any deduction for us. Such a disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an incentive stock option.

The Board of Directors may at any time terminate, amend or suspend the Employee Plan in any respect it deems suitable without the approval of the stockholders of VitaminShoppe.com, except to the extent that such stockholder approval is required under applicable law or the Board of Directors determines that such approval is necessary or desirable in order to ensure that an option granted hereunder qualifies under any applicable section of the Internal Revenue Code of 1986, as amended, or the Securities Exchange Act of 1934, as amended. Except as provided in the Employee Plan, no amendment, suspension or termination of the Employee Plan will alter or impair any options previously granted thereunder, without the consent of the holder thereof.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO NONQUALIFIED STOCK OPTIONS

The participant realizes no income upon the grant of a nonqualified option. Upon exercise, the participant realizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. We receive a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as short-term or long-term capital gain or loss and will not result in any deduction for us.

EXCESS PARACHUTE PAYMENTS

A participant who receives any accelerated vesting or exercise of options or accelerated lapse of restrictions on restricted stock in connection with a change in control may be deemed to have received an "excess parachute payment" for federal income tax purposes. In such a case, the participant may be subject to an excise tax, and we may be denied a tax deduction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE EMPLOYEE PLAN, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

The affirmative vote of the holders of a majority of the votes cast at the annual meeting is required for approval of the Employee Plan. Abstentions and broker "non-votes" are not counted for the purpose of approval of the Employee Plan.

PROPOSAL 4: APPROVAL OF OUR AMENDED AND RESTATED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

The Amended and Restated Stock Option Plan for Non-Employee Directors ("Director Plan") is another important element of our program to align director motivation with the interests of our stockholders. We believe that the Director Plan is essential for us to attract, retain and motivate qualified and experienced directors who are not employed by us.

The following is a summary of the principal features of the Director Plan. A copy of the Director Plan is printed as Appendix B to this Proxy Statement. The Director Plan was adopted by the Board of Directors as of August 1, 1999, as amended.

COMMON STOCK AVAILABLE UNDER THE DIRECTOR PLAN

We have reserved 461,700 shares of Class A common stock for issuance under the Director Plan. As of December 31, 1999, we had granted options under the Director Plan to purchase an aggregate of 269,325 shares of Class A common stock at an average exercise price of $10.47 per share. The following table sets forth the benefits that were allocated under the Director Plan to each of the following persons or groups during 1999.

----------------------------------------------------------------------------------------------------------------------
                                             STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
----------------------------------------------------------------------------------------------------------------------
NAME AND POSITION                                                            DOLLAR VALUE        NUMBER OF SHARES
----------------------------------------------------------------------------------------------------------------------
Jeffrey J. Horowitz, President and Chief Executive Officer                       (1)                    (1)
----------------------------------------------------------------------------------------------------------------------
Philip H. Teplitzky, Chief Technology Officer                                    (1)                    (1)
----------------------------------------------------------------------------------------------------------------------
Kathryn H. Creech, former President and Chief Executive
Officer                                                                          (1)                    (1)
----------------------------------------------------------------------------------------------------------------------
Eliot D. Russman, former Chief Marketing Officer                                 (1)                    (1)
----------------------------------------------------------------------------------------------------------------------
Named Executive Officer Group                                                    (1)                    (1)
----------------------------------------------------------------------------------------------------------------------
Non-Executive Director Group                                                      $0                269,325(2)
----------------------------------------------------------------------------------------------------------------------
Non-Named Executive Officer Employee Group                                       (1)                    (1)
----------------------------------------------------------------------------------------------------------------------

----------
(1) Executive officers and other employees do not participate in the Director Plan.
(2) The number of shares for the Non-Executive Director Group includes options to purchase 38,475 shares of our Class A common stock granted to Mr. Brooks, who has resigned from the Board of Directors. Mr. Brooks' options will lapse prior to vesting. The number of shares does not include options to purchase 38,475 shares of our Class A common stock granted to Mr. Vigano on April 21, 2000.

The dollar value in this table is determined based on the difference between $9.125, which was the closing bid for the Class A common stock on December 31, 1999, and the exercise price per share with respect to options for which the exercise price was lower than the closing bid on

December 31, 1999. Only Non-Employee Directors are eligible to participate in the Director Plan.

ADMINISTRATION

The Director Plan is administered by our Board of Directors.

ELIGIBILITY

In October 1999, each of our directors who was not employed by us in any other capacity and who was elected or appointed to our Board of Directors prior to August 1, 1999 was granted an option to purchase 38,475 shares of Class A common stock. Each non-employee director who is elected or appointed to our Board of Directors after August 1, 1999 has been or will be granted an option to purchase 38,475 shares of Class A common stock on the date of initial election or appointment. Each of our non-employee directors will be granted an additional option to purchase 7,695 shares of Class A common stock on the third anniversary of any previous grant under the plan. Assuming Mr. Gellman and Ms. Feigin are re-elected to the board of directors, we will have seven non-employee directors.

STOCK OPTIONS AND THEIR TERMS

Awards under the Director Plan are nonqualified stock options. Under the Director Plan, the exercise price of each option is the fair market value of the Class A common stock on the date of grant. Each option becomes exercisable in three equal annual installments commencing on the first anniversary of the date of its grant. Each option expires ten years after the date of its grant.

TERMINATION OF SERVICE

If the Board of Directors determines that a non-employee director has committed a felony or an act of embezzlement, fraud, dishonesty or moral turpitude, has failed to pay an obligation owed to us, has breached fiduciary duties to us, has made an unauthorized disclosure of our trade secrets or confidential information or has engaged in any conduct constituting unfair competition, all unexercised options will terminate. If the non-employee director's service with us terminates for any other reason, all exercisable but unexercised options will remain exercisable until the termination of the exercise period. Upon our dissolution or liquidation or a "change in control" as defined in the Director Plan, all options outstanding become exercisable, without regard to vesting schedules, immediately prior to but not after the effective date of the dissolution, liquidation or change in control, provided that all other conditions precedent have occurred. All such options which are not exercised will be canceled and forfeited as of the date of the dissolution, liquidation or "change in control." If we engage in a business combination as defined in the Director Plan which does not constitute a dissolution, liquidation or a "change in control," we may elect one of the following: (i) continue the options granted by us to directors under the Director Plan; (ii) substitute new options to replace the options granted by us to directors under the Director Plan; or (iii) accelerate the outstanding options so that they will be treated as if there was a dissolution, liquidation or "change in control."

TRANSFERABILITY

Options granted under the Director Plan are not assignable or transferable by the non-employee director except by will or the laws of descent and distribution. An option, or the rights or interests in the option, may be assignable or transferable upon consent of the compensation committee, which consent may be withheld in the compensation committee's sole discretion.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences relating to the Director Plan are similar to those discussed in "Federal Income Tax Consequences Relating to Nonqualified Employee Options" and "Excess Parachute Payments" in the discussion of our Employee Plan above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE DIRECTOR PLAN, AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

The affirmative vote of the holders of a majority of the votes cast at the annual meeting is required for approval of the Director Plan. Abstentions and broker "non-votes" are not counted for the purpose of approval of the Director Plan.

OTHER MATTERS

While the Notice of Annual Meeting of Stockholder calls for that transaction of such other business as may properly come before the meeting or any adjournment thereof, the Board of Directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented at the annual meeting, the persons named in the proxy card will vote the shares of stocks represented by proxies in accordance with their best judgment.

                INFORMATION ABOUT CLASS A COMMON STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST 5% OF OUR CLASS A COMMON STOCK?


As of May 19, 2000, The Vitamin Shoppe beneficially owns all shares of the Class B common stock of VitaminShoppe.com, which represents 64.3% of our outstanding shares of common stock. Each share of Class B common stock is entitled to six votes, while each share of Class A common stock is entitled to one vote. As a result, ownership of all of the Class B common stock also gives The Vitamin Shoppe 91.5% of the voting power of our capital stock. The Class B common stock owned by The Vitamin Shoppe has been pledged as security under the bank credit facility of The Vitamin Shoppe.



The following table shows all persons and entities whom we know to be beneficial owners of at least 5% of our Class A common stock as of May 19, 2000. "Beneficial owners" are those who have the power to vote or to sell the stock. Our information is based solely on reports filed with the Securities and Exchange Commission by the stockholders.



On May 19, 2000, 7,277,574 shares of Class A common stock were outstanding. In the following table, shares that a person or entity has the right to acquire by July 18, 2000 by exercising options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage ownership of that person or entity but are not deemed outstanding for the purpose of computing the percentage ownership of any other person or entity listed in the table. Except as indicated in the footnotes to the table, we believe that the named stockholders have sole voting and investment power with respect to the shares shown to be beneficially owned by them, based on information provided by these stockholders.


----------------------------------------------------------------------------------------------------------------
                                                                            CLASS A SHARES BENEFICIALLY OWNED
----------------------------------------------------------------------------------------------------------------
                                                                                                       VOTING
NAME OF BENEFICIAL OWNER                                                     NUMBER     PERCENTAGE     POWER
----------------------------------------------------------------------------------------------------------------
Vitamin Shoppe Industries Inc. (1)                                         13,081,500      64.3%      91.5%
----------------------------------------------------------------------------------------------------------------
FdG Capital Associates LLC and                                                573,749       7.9%
     M. Anthony Fisher (2)                                                    576,249       7.9%      *
----------------------------------------------------------------------------------------------------------------
J.H. Whitney III, L.P. and
     Whitney Strategic Partners III, L.P. (3)                               1,092,849      15.0%       1.3%
----------------------------------------------------------------------------------------------------------------
CB Capital Investors, LLC (4)                                                 651,606       9.0%      *
----------------------------------------------------------------------------------------------------------------

----------
*      Less than 1%.

(1) Its address is 4700 West Side Avenue, North Bergen, New Jersey 07047. The shares of Class A common stock beneficially owned by Vitamin Shoppe Industries Inc. are not yet issued but are issuable upon the conversion of the 13,081,500 shares of Class B common stock, par value $0.01 per share currently held by Vitamin Shoppe Industries Inc. At the option of the holder, each share of Class B common stock is convertible into one share of Class A common stock. Each share of Class B common stock automatically converts into one share of Class A common stock upon any sale to a person or entity not affiliated with Vitamin Shoppe Industries Inc. Holders of

       Class A common stock are entitled to one vote per share; holders of Class B common stock are entitled to six votes per share.

       VS Investors LLC ("VS LLC"), a Delaware limited liability company, owns 70% of the capital stock of Vitamin Shoppe Industries Inc. FdG Associates Acquisition L.P., a Delaware limited partnership, is the managing member of VS LLC. FdG Acquisition Corp., a Delaware corporation, is the general partner of FdG Associates Acquisition L.P. Charles de Gunzburg is on the board of directors of FdG Acquisition Corp. and Vitamin Shoppe Industries Inc., and is also the president and 50% owner of the capital stock of FdG Acquisition Corp. M. Anthony Fisher is on the board of directors of FdG Acquisition Corp., Vitamin Shoppe Industries Inc. and VitaminShoppe.com, and is also the owner of 50% of the capital stock of FdG Acquisition Corp. None of VS LLC, FdG Associates Acquisition L.P., FdG Acquisition Corp., Mr. de Gunzburg or Mr. Fisher has the power to vote or dispose of the Class B common stock held by Vitamin Shoppe Industries Inc. or the underlying shares of Class A common stock as beneficially owned by Vitamin Shoppe Industries Inc.

(2) Their address is c/o FdG Associates, 299 Park Avenue, New York, New York 10171. These persons beneficially own 576,249 shares of Class A common stock in the aggregate. The foregoing shares represent approximately 7.9% of the outstanding shares of Class A common stock (calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended). FdG Capital Partners LLC holds of record and thereby directly beneficially owns and has the sole direct power to vote and dispose of 531,767 shares of Class A common stock (the "Partners Reported Shares"). FdG Capital Associates LLC and M. Anthony Fisher each have the indirect power to vote and dispose of the Partners Reported Shares. FdG-Chase Capital Partners LLC holds of record and thereby directly beneficially owns and has the sole direct power to vote 41,982 shares of Class A common stock (the "Chase Reported Shares"). FdG Capital Associates LLC and Mr. Fisher each have the indirect power to vote and dispose of the Chase Reported Shares. Each of five children of Mr. Fisher owns 500 shares of Class A common stock and Mr. Fisher may therefore be deemed to be the owner of those 2,500 shares of Class A common stock. Mr. Fisher disclaims beneficial ownership of those 2,500 shares of Class A common stock and of all other shares described in this paragraph which he has indirect power to vote or dispose of.

       In addition to shares of stock of VitaminShoppe.com beneficially owned by these persons, Vitamin Shoppe Industries Inc. ("The Vitamin Shoppe"), a New York corporation, owns 13,081,500 shares of Class B common stock of the registrant, par value $0.01 per share (the "Vitamin Shoppe Shares"). Each share of Class B common stock is convertible into an equal number of shares of Class A common stock. VS Investors LLC ("VS LLC"), a Delaware limited liability company, owns 70% of the capital stock of The Vitamin Shoppe. FdG Associates Acquisition L.P., a Delaware limited partnership, is the managing member of VS LLC. FdG Acquisition Corp., a Delaware corporation, is the general partner FdG Associates Acquisition L.P. Mr. Fisher is on the board of directors of FdG Acquisition Corp., The Vitamin Shoppe and VitaminShoppe.com, and is also the owner of 50% of the capital stock of FdG Acquisition Corp. Neither Mr. Fisher nor any of these entities has the power to vote or dispose of the Vitamin Shoppe Shares.

(3) Their address is 177 Broad Street, Stamford, Connecticut 06901. The sole general partner of both stockholders is J.H. Whitney Equity Partners III, L.L.C., a Delaware limited liability company. The members of J.H. Whitney Equity Partners III, L.L.C. are Peter M. Castleman, Joseph D. Carrabino, Jr., James H. Fordyce, Jeffrey R. Jay, William Laverack, Jr., Daniel
       J. O'Brien and Michael R. Stone. The figures for the amounts beneficially owned by J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P. do not include 38,475 shares of Class A Stock issuable upon the exercise of options granted on April 21, 2000 to Paul
       R. Vigano, a vice president of Whitney & Co. J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P. disclaim beneficial ownership of the shares of Class A Stock issuable upon the exercise of the options granted to Mr. Vigano. Each of J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P. disclaims the existence of a group with respect to the Class A Stock of the issuer, and each disclaims beneficial ownership of the shares of Class A Stock owned by the other.

(4) CB Capital Investors, LLC, a Delaware limited liability company, was formerly known as CB Capital Investors, L.P., a Delaware limited partnership ("CBCI"), with their principal office located c/o Chase Capital Partners, 380 Madison Avenue, 12th Floor, New York, New York 10017.

       CBCI is engaged in the venture capital and leveraged buyout business. The managing member of CBCI is CB Capital Investors, Inc., a Delaware corporation ("CBCI, Inc."), whose principal office is located at the same address as CBCI. CBCI, Inc. is a wholly owned subsidiary of The Chase Manhattan Bank, a New York corporation ("Chase Bank"), which is a wholly owned subsidiary of The Chase Manhattan Corporation, a Delaware corporation ("Chase"), both of whose principal business offices are located at 270 Park Avenue, 5th Floor, New York, New York 10017. The non-managing member of CBCI is Chase Capital Partners, a New York general partnership ("CCP"). Pursuant to a master advisory agreement, CBCI, Inc. has delegated its management authority of CBCI to CCP. CCP is also engaged in the venture capital and leveraged buyout business. CBCI's and its principal office is located at the same address as CBCI.

       Each such general partner is a U.S. citizen (except for Messrs. Britts and Meggs, each of whom are citizens of the United Kingdom and Ms. Aidar who is a citizen of Brazil), whose principal occupation is general partner of CCP and whose business address (except for Messrs. Britts, Meggs, Soghikian and Stuart) is c/o Chase Capital Partners, 380 Madison Avenue, 12th Floor, New York, New York 10017. The name of each general partner of CCP, each of whom is a natural person, is as follows: Ana Carolina Aidar, John R. Baron, Christopher C. Behrens, Mitchell J. Blutt, M.D., David S. Britts, Arnold L. Chavkin, David Gilbert, Eric Green, Michael R. Hannon, Donald J. Hofmann, Jonathan Meggs, Stephen P. Murray, John M.B. O'Connor, Robert Ruggiero, Susan Segal, Shahan D. Soghikian, Lindsay Stuart, Jeffrey C. Walker, Timothy Walsh, Rick Waters, Damion E. Wicker, M.D.

       Messrs. Britts' and Soghikian's address is c/o Chase Capital Partners, 50 California Street, Suite 2940, San Francisco, CA 94111. Messrs. Meggs' and Stuart's address is c/o Chase Capital Partners, 125 London Wall, Level 13, London, England EC2Y5AJ.

       Jeffrey C. Walker is the managing general partner of CCP. The remaining general partners of CCP are Chase Capital Corporation, a New York corporation ("Chase Capital"), CCP Principals, L.P., a Delaware limited partnership ("Principals") and CCP European Principals, L.P., a Delaware limited partnership ("European Principals"), each of whose principal office is located at 380 Madison Avenue, 12th Floor, New York, New York 10017. Chase Capital is a wholly-owned subsidiary of Chase. The general partner of each of Principals and European Principals is Chase Capital. Chase Capital, Principals and European Principals are each engaged in the venture capital and leveraged buyout business.

       The names, business addresses and principal occupations or employments of each executive officer and director of Chase Capital, each of whom is a U.S. citizen are set forth as follows:

       Chief Executive Officer, William B. Harrison, Jr., President, Jeffrey C. Walker, Executive Vice President, Mitchell J. Blutt, M.D., Vice President & Secretary, Gregory Meredith, Vice President and Treasurer, Elisa R. Stein, Vice President, Marcia Bateson, Assistant Secretary, Robert C. Carroll, Assistant Secretary, Anthony J. Horan, Assistant Secretary, Denise G. Connors, Directors, William B. Harrison, Jr., Jeffrey C. Walker.

       Chase Bank is a New York corporation engaged in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017.

       Chase is a Delaware corporation engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. The names, business addresses, principal occupations and employments of each executive officer of Chase, each of whom is a U.S. citizen are set forth as follows:

       Walter V. Shipley, Chairman of the Board; William B. Harrison Jr., President and Chief Executive Officer; Donald L. Boudreau, Vice Chairman; John J. Farrell, Director of Human Resources; Neal S. Garonzik, Vice Chairman; Frederick W. Hill, Director of Corporate Marketing and Communications; Donald H. Layton, Vice Chairman; James B. Lee Jr., Vice Chairman; William H. McDavid, General Counsel; Denis J. O'Leary, Executive Vice President; Marc J. Shapiro, Vice Chairman; Joseph G. Sponholz, Vice Chairman; Jeffrey C. Walker, Senior Managing Director.

       The principal occupation is executive officer and/or employee of The Chase Manhattan Bank for the following individuals: Mr. Shipley, Mr. Harrison, Mr. Boudreau, Mr. Farrell, Mr. Garonzik, Mr. Hill, Mr. Layton, Mr.

       Lee, Mr. McDavid, Mr. O'Leary, Mr. Shapiro and Mr. Sponholz. The business address is c/o The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017.

       The principal occupation is employee of Chase and/or general partner of Chase Capital Partners for the following individual: Mr. Walker. The business address is c/o Chase Capital Partners, 380 Madison Avenue, New York, New York 10017.

       The names, business addresses, principal occupations and employments of each director of Chase, each of whom is a U.S. citizen, are set forth as follows: Hans W. Becherer, Chairman of the Board, Chief Executive Officer, Deere & Company, One John Deere Place, Moline, IL 61265; Frank
       A. Bennack, Jr., President and Chief Executive Officer, The Hearst Corporation, 959 Eighth Avenue, New York, New York 10019; Susan V. Berresford, President, The Ford Foundation, 320 E. 43rd Street, New York, New York 10017; M. Anthony Burns, Chairman of the Board and Chief Executive Officer, Ryder System, Inc., 3600 N.W. 82nd Avenue, Miami, Florida 33166; H. Laurence Fuller, Co-Chairman, BP Amoco p.l.c., 1111 Warrenville Road, Suite 25, Chicago, Illinois 60563; Melvin R. Goodes, Retired Chairman of the Board and CEO, Warner-Lambert Company, 201 Tabor Road, Morris Plains, NJ 07950; William H. Gray, III, President and Chief Executive Officer, The College Fund/UNCF, 9860 Willow Oaks Corporate Drive, P.O. Box 10444, Fairfax, Virginia 22031; William B. Harrison, Jr., President and Chief Executive Officer, The Chase Manhattan Corporation, 270 Park Avenue, 8th Floor, New York, New York 10017-2070; Harold S. Hook, Retired Chairman and Chief Executive Officer, American General Corporation, 2929 Allen Parkway, Houston, Texas 77019; Helene L. Kaplan, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue - Room 29-72, New York, New York 10022; Henry B. Schacht, Director and Senior Advisor, E.M. Warburg, Pincus & Co., LLC, 466 Lexington Avenue, 10th Floor, New York, New York 10017; Walter V. Shipley, Chairman of the Board, The Chase Manhattan Corporation, 270 Park Avenue, New York, New York 10017; Andrew C. Sigler, Retired Chairman of the Board and Chief Executive Officer, Champion International Corporation, One Champion Plaza, Stamford, Connecticut 06921; John R. Stafford, Chairman, President and Chief Executive Officer, American Home Products Corporation, 5 Giralda Farms, Madison, New Jersey 07940; Marina v.N. Whitman, Professor of Business Administration and Public Policy, The University of Michigan, School of Public Policy, 411 Lorch Hall, 611 Tappan Street, Ann Arbor, MI 48109-1220.

HOW MUCH CLASS A COMMON STOCK DO DIRECTORS AND OFFICERS OWN?


The following table shows the VitaminShoppe.com common stock beneficially owned by our current directors and by the executive officers named in the Summary Compensation Table, as well as all directors and executive officers as a group, as of May 19, 2000.



On May 19, 2000, there were 7,277,574 shares of our Class A common stock outstanding. In the following table, shares that a person or entity has the right to acquire by July 18, 2000 by exercising options, warrants or conversion privileges are deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of Class A common stock and voting power of the Company. The equity percentage is computed based on the outstanding Class A common stock only. Voting power is computed based on the entire voting power of the Company. Except as indicated in the footnotes to the table, we believe that the named stockholders have sole voting and investment power with respect to the shares shown to be beneficially owned by them, based on information provided by these stockholders.


---------------------------------------------------------------------------------------------------------------
                                                                                PERCENTAGE
                                                                                OF CLASS A    VOTING POWER OF
NAME OF BENEFICIAL OWNER                                        NUMBER            SHARES          COMPANY
---------------------------------------------------------------------------------------------------------------
M. Anthony Fisher(1)(2)                                         576,249            7.9%            *
---------------------------------------------------------------------------------------------------------------
Jeffrey J. Horowitz(1)(3)                                       327,854            4.5%            *
---------------------------------------------------------------------------------------------------------------
Martin L. Edelman(1)                                            -               -                  -
---------------------------------------------------------------------------------------------------------------
Barbara S. Feigin                                               -               -                  -
---------------------------------------------------------------------------------------------------------------
David S. Gellman(1)(2)                                              400         *                  *
---------------------------------------------------------------------------------------------------------------
Woodson C. Merrell, M.D.                                        -               -                  -
---------------------------------------------------------------------------------------------------------------
Stephen P. Murray(1)(4)                                         651,606            9.0%            *
---------------------------------------------------------------------------------------------------------------
Paul R. Vigano(5)                                             1,092,849           15.0%              1.3%
---------------------------------------------------------------------------------------------------------------
Philip H. Teplitzky                                             -               -                  -
---------------------------------------------------------------------------------------------------------------
Eliot D. Russman                                                -               -                  -
---------------------------------------------------------------------------------------------------------------
Kathryn H. Creech(6)                                            181,315            2.5%            *
---------------------------------------------------------------------------------------------------------------
All directors and executive officers as a
group (13 persons)                                            2,830,473           38.9%              3.3%
---------------------------------------------------------------------------------------------------------------

----------
*      Less than 1%.

(1) These individuals are also directors of Vitamin Shoppe Industries Inc. As such, they may be deemed to share voting power with respect to the Class B common stock held by Vitamin Shoppe Industries Inc. and the 7,277,574 shares of Class A common stock into which the Class B common stock may be converted. Each of these individuals expressly disclaim beneficial ownership of the shares of Class B common stock owned by Vitamin Shoppe Industries Inc.

(2) Mr. Fisher ultimately controls FdG Capital Associates LLC, the managing member of FdG Capital Partners LLC and FdG-Chase Capital Partners LLC. FdG Capital Associates LLC is an affiliate of VS Investors LLC. Mr. Gellman is a managing director of FdG Associates, an affiliate of VS Investors LLC, FdG Capital Partners LLC and FdG-Chase Capital Partners LLC. See the table under "Which Stockholders Own at Least 5% of the Class A Common Stock?" and footnotes 1 and 2 to that table.

(3) Mr. Horowitz holds of record 327,854 shares of Class A common stock with Mrs. Horowitz. Mr. and Mrs. Horowitz are directors of Vitamin Shoppe Industries Inc., and directly or through trusts they own 30% of the capital stock of Vitamin Shoppe Industries Inc. See footnote 1. Mr. and Mrs. Horowitz expressly disclaim beneficial ownership of the shares of Class B common stock owned by Vitamin Shoppe Industries Inc.

(4) Mr. Murray is a general partner of Chase Capital Partners, an affiliate of CB Capital Investors, L.P. See the table under "Which Stockholders Own at Least 5% of the Class A Common Stock?" As such, he may be deemed to share voting power with respect to the 651,606 shares of Class A common stock held by CB Capital Investors, L.P. Mr. Murray expressly disclaims beneficial ownership of the shares of Class A common stock owned by this stockholder.

(5) Mr. Vigano is a vice president of Whitney & Co., an affiliate of J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P. (the "Whitney Entities"). See the table under "Which Stockholders Own at Least 5% of the Class A Common Stock?". Mr. Vigano expressly disclaims beneficial ownership of Class A common stock held by these stockholders.

(6) This number represents 180,815 shares of Class A common stock issuable upon the exercise of stock options. The remaining 500 shares of Class A common stock were purchased by Ms. Creech's husband and Ms. Creech may therefore be deemed to be the owner of those 500 shares of Class A common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our insiders-directors, executive officers and holders of 10% or more of our Class A common stock-file reports with the Securities and Exchange Commission regarding their initial beneficial ownership of Class A common stock and any subsequent changes. They must also provide us with copies of the reports.

Based on our review of all reports furnished to us, we believe that Forms 3 with respect to Michael C. Brooks, Joseph D. Carrabino, Jr., Peter M. Castleman, Kathryn H. Creech, Charles de Gunzberg, Martin L. Edelman, FdG Acquisition Corp., FdG Associates Acquisition L.P., FdG Capital Associates LLC, FdG Capital Partners LLC, FdG-Chase Capital Partners LLC, Barbara S. Feigin, M. Anthony Fisher, James H. Fordyce, David S. Gellman, Joel Gurzinsky, Jeffrey J. Horowitz, Jeffrey R. Jay, J.H. Whitney III, L.P., J.H. Whitney Equity Partners III, L.L.C., Lisa H. Kern, William Laverack, Jr., Woodson C. Merrell, M.D., Stephen
P. Murray, Daniel J. O'Brien, Eliot D. Russman, Larry M. Segall, Michael R. Stone, Philip H. Teplitzky, Vitamin Shoppe Industries Inc., VS Investors LLC and Whitney Strategic Partners III, L.P. were filed after the due date for such filing.

INFORMATION ABOUT INSIDER RELATIONSHIPS

During fiscal year 1999, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of 5% of more of the Class A common stock or the Class B common stock or immediate family member of any of these persons had or will have a direct or indirect interest other than the transactions described in this section.

RECENT SALES OF UNREGISTERED SECURITIES

Private Placements of Securities

On June 11, 1999, we issued 1,000 shares of common stock, par value $0.01 per share, to The Vitamin Shoppe in connection with our initial capitalization. We intended this private placement of securities by us to be exempt from registration pursuant to section 4(2) of the Securities Act of 1933. We reclassified these shares into 8,500,000 shares of Class B common stock as of July 9, 1999. We split these shares into 13,081,500 shares of Class B common stock effective as of October 7, 1999. Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder and will automatically convert into one share of Class A common stock upon the sale to a person or entity not affiliated with The Vitamin Shoppe.

On July 9, 1999, we issued $10 million in aggregate principal amount of convertible promissory notes due in June 2000. Four stockholders of The Vitamin Shoppe and affiliates of these stockholders held these notes. We intended this private placement of securities to be exempt from registration pursuant to section 4(2) of the Securities Act of 1933. On July 27, 1999, all of these notes converted into shares of our Series A convertible preferred stock, par value $0.01 per share, based on the principal and interest due on the notes divided by the purchase price of the shares of Series A preferred stock.

In July 1999, we received $15 million from ten stockholders in exchange for 1,053,156 shares of Series A preferred stock. As indicated in the preceding paragraph, we also exchanged $10 million in aggregate principal amount of promissory notes for 722,104 shares of Series A preferred stock in the same transaction. In addition, we issued warrants to purchase shares of Series A preferred stock to Thomas Weisel Partners LLC in consideration for its services as placement agent in this transaction. We intended this private placement of securities to be exempt from registration pursuant to section 4(2) of the Securities Act of 1933 and/or rule 506 of Regulation D promulgated under the Securities Act of 1933. Each share of Series A preferred stock converted into
1.539 post-split shares of Class A common stock effective as of the initial public offering. As a result, the warrant held by Thomas Weisel Partners LLC became exercisable for 32,703 shares of Class A common stock at an exercise price per share of $11.00.

Option Grant

In June 1999, we granted options to two employees to purchase 569,045 post-split shares of our common stock at a post-split exercise price of $3.82 per share. We reclassified the shares for which these options may be exercised into Class A common stock as of July 9, 1999.

In July 1999, we granted to three employees options to purchase 183,015 post-split shares of Class A common stock at a post-split exercise price of $9.15 per share.

In August 1999, we granted to one director and two employees options to purchase 54,675 post-split shares of Class A common stock at a post-split exercise price of $9.15 per share.

In September 1999, we granted to one director and 12 employees options to purchase 295,775 post-split shares of Class A common stock at an exercise price of $9.15 per share.

In October 1999, we granted to five directors and three employees options to purchase 732,329 shares of Class A common stock at an average exercise price of $10.49 per share.

In November 1999, we granted to nine employees options to purchase 38,500 shares of Class A common stock at an average exercise price of $9.03 per share.

In December 1999, we granted to 10 employees options to purchase 61,000 shares of Class A common stock at an average exercise price of $13.65 per share.

No underwriters were involved in the foregoing sales of securities.

ISSUANCE OF INTERCOMPANY NOTE

As of June 30, 1999, we issued to The Vitamin Shoppe a promissory note due upon demand in the original principal amount of $5.8 million, which was equal to our account payable to The Vitamin Shoppe on that date. This amount represented funds advanced to us by The Vitamin Shoppe for operating losses and working capital requirements. The promissory note bore interest at the cost of funds to The Vitamin Shoppe from time to time under its bank credit facility, which was 8.75% on June 30, 1999. This note was repaid in full in November 1999 from part of the proceeds of our initial public offering.

REGISTRATION RIGHTS AGREEMENT

In connection with the offering and sale of the Series A preferred stock, we entered into a registration rights agreement with Vitamin Shoppe Industries Inc., J.H. Whitney III, L.P., Whitney Strategic Partners III, L.P., FdG Capital Partners LLC, FdG-Chase Capital Partners LLC, Jeffrey and Helen Horowitz, Thomas Weisel Partners LLC and several unaffiliated investors that covers (1) the shares of Class A common stock issued upon the conversion of the Series A preferred stock or upon the exercise of warrants to purchase Series A preferred stock that became exercisable for Class A common stock after the closing of our initial public offering and (2) the shares of Class A common stock into which the shares of Class B common stock are convertible.

We filed the registration rights agreement with the Securities and Exchange Commission as an exhibit to our registration statement on Form S-1 (File No. 333-83849). The material terms of this agreement are summarized here. We will bear all registration expenses incurred in connection with the registration rights. Stockholders who sell in an offering commenced under the registration rights agreement will pay all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of shares owned by them. Rights under the registration rights agreement will terminate when no shares of Class A common stock registrable under the agreement remain outstanding.

VITAMIN SHOPPE INDUSTRIES INC. DEMAND REGISTRATION RIGHTS

Under the registration rights agreement, at any time after April 11, 2000, The Vitamin Shoppe may demand that we file a registration statement under the Securities Act of 1933 covering all or a portion of the Class A common stock issuable to The Vitamin Shoppe and its permitted transferees upon conversion of Class B common stock. If The Vitamin Shoppe demands that we file such a registration statement, other holders who were stockholders prior to the closing of our initial public offering in October 1999 and their permitted transferees may require us to include all or a portion of the Class A common stock that they own in this registration. The Vitamin Shoppe may exercise no more than one demand during any 12-month period. These registration rights will be limited by our right to delay the filing of a registration statement in some circumstances. We may cause a delay no more than once in any 12-month period and for no more than 90 days.

OTHER DEMAND REGISTRATION RIGHTS

At any time after April 11, 2000 but prior to the date on which we become eligible to register the registrable securities on Form S-3 or any successor form, holders other than The Vitamin Shoppe of 50% or more of the then outstanding registrable securities held by such holders may demand that we file a registration statement under the Securities Act of 1933 covering all or a portion of their registrable shares, as long as the shares to be registered have a fair market value on the date of demand of at least $15 million. These holders may demand one registration under this right. In addition, at any time prior to October 14, 2002, if we are eligible to utilize a registration statement on Form S-3 to register a resale of our securities, then holders other than The Vitamin Shoppe of 25% of the then outstanding registrable shares held by these holders may request that we file a registration statement covering all or a portion of their registrable shares, as long as the shares to be registered have a fair market value on the date of demand of at least $5 million. These holders may exercise one demand during any 12-month period. These registration rights will be limited by our right to delay the filing of a registration statement in some circumstances. We may cause a delay no more than once in any 12-month period and for no more than 90 days. However, the managing underwriter, if any, of any offering will have limited rights to restrict the number of registrable shares included in the registration statement.

PIGGYBACK REGISTRATION RIGHTS

In addition to the rights described above, holders of registrable shares will have registration rights that apply if we propose to file a registration statement for Class A common stock for our own account, other than in connection with a dividend reinvestment program or in connection with a merger, acquisition or similar corporate transaction or for the account of any other holder of Class A common stock, including The Vitamin Shoppe, or for the account of any holder of securities of the same type as the registrable shares. In that case, the holders of registrable shares may require us to include all or a portion of the Class A common stock that they own in a registration statement. However, the managing underwriter, if any, of the offering will have limited rights to restrict the number of registrable shares included in the registration statement.

INCOME TAXES

Through June 30, 1999, The Vitamin Shoppe elected, for federal income tax purposes, to include us among an affiliated group of companies of which The Vitamin Shoppe was a "common parent" within the meaning of section 1504(a) of the Internal Revenue Code of 1986. This election is generally permitted for periods during which The Vitamin Shoppe owned at least 80% of the voting power and value of our capital stock. The effect of the election was to permit The Vitamin Shoppe to offset any taxable income of the group against taxable losses that we incurred. During such period, The Vitamin Shoppe did not allocate to us its share of income tax liabilities or benefits attributable to our proportionate share of operating results. Under the tax allocation agreement between The Vitamin Shoppe and us, The Vitamin Shoppe will indemnify us for liabilities related to its businesses and for any tax liabilities resulting from any election by The Vitamin Shoppe to include us in its "consolidated group" for federal income tax purposes. Since July 1, 1999, we are no longer included in the consolidated income tax return of The Vitamin Shoppe and, therefore, our income tax provisions have been calculated on a separate return basis.

HISTORICAL RELATIONSHIPS

As a former division of The Vitamin Shoppe, we have received and continue to receive various services from The Vitamin Shoppe, including supply, fulfillment, promotional and administrative services. Prior to July 1, 1999, our financial information reflected expense allocations for these services rendered by The Vitamin Shoppe. We believe that these allocations have been made on a reasonable and consistent basis. However, the allocations are not necessarily indicative of, nor is it practicable for us to estimate, the level of expenses that would have resulted had we been operating as an independent company. In addition, we relied on The Vitamin Shoppe to provide financing for our cash flow until July 1999. Our cash flows to date are therefore not necessarily indicative of the cash flows that would have resulted had we been operating as an independent company.

INTERCOMPANY AGREEMENTS

We have entered into several intercompany agreements with The Vitamin Shoppe that were not negotiated on an arms-length basis. However, we believe that the terms of these agreements are no less favorable to us than could have been obtained from unaffiliated third parties. In general, the intercompany agreements do not have fixed terms. As long as The Vitamin Shoppe owns at least 30% of the voting power of our capital stock, the material terms of the intercompany agreements may not be amended or waived without the approval of a majority of our directors who are not directors, officers or more than 5% stockholders of The Vitamin Shoppe, or the designee of a more than 5% stockholder. In addition, our bylaws prohibit us from entering into other material agreements with The Vitamin Shoppe or any of its subsidiaries as long as The Vitamin Shoppe owns at least 30% of the voting power of our capital stock, unless those agreements are approved by a majority of these directors. This provision may be amended or rescinded only by a majority of these directors. For a summary of the material terms of the intercompany agreements, see Item 1 of our Annual Report on Form 10-K for 1999, a copy of which is included with this Proxy Statement.

RELATIONSHIP WITH SUPPLIERS

Jeffrey J. Horowitz, our president and chief executive officer and a member of our Board of Directors, owned a 30% interest in a supplier of The Vitamin Shoppe. Mr. Horowitz has sold his interest in the supplier. Until August 31, 1999, this supplier provided approximately $2.0 million (2%) of the vitamins, nutritional supplements and minerals sold to The Vitamin Shoppe. The contract between The Vitamin Shoppe and this supplier was not negotiated on an arms-length basis. However, we believe that the terms of this agreement were no less favorable to The Vitamin Shoppe than could have been obtained from unaffiliated third parties. The Vitamin Shoppe has informed us that it no longer purchases from this supplier, although it continues to be obligated to accept inventory covered by open purchase orders and back-orders.

                         INFORMATION ABOUT OUR DIRECTORS

WHO ARE OUR DIRECTORS?

Our Board of Directors is divided into three classes with staggered three-year terms. There are currently two Class I Directors, three Class II Directors and three Class III Directors. The Class I Directors are standing for re-election at this annual meeting, the Class II Directors will stand for re-election at the annual meeting of stockholders in 2001 and the Class III Directors will stand for re-election at the annual meeting of stockholders in 2002.

The nominees for re-election as Class I Directors, Barbara Feigin and David Gellman, are described under "Proposal 1: Election of Two Class I Directors." The Class II and Class III Directors will continue to serve as directors following the annual meeting. This table contains information about each of the Class II and Class III Directors. For information about the ownership of Class A common stock by our directors, see "How Much Class A Common Stock Do Directors and Officers Own?"

---------------------------------------------------------------------------------------------------------------------------
NAME, AGE, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND                             DIRECTOR SINCE      TERM EXPIRES
DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------
M. Anthony Fisher, age 49                                                               May 1999             Class III
                                                                                                              Director
     Chairman of the Board of Directors of VitaminShoppe.com since January 17,                                  2002
     2000 and a director since its incorporation. Compensation committee Chairman since October 1999 and finance committee member since January 2000. Partner in Fisher Brothers, a real estate development firm, since 1981 and general partner in FdG Associates, a private equity firm, since 1995.  Also a director of Sunpark, Inc., McGinnis Farms, Inc. and Vitamin Shoppe
     Industries Inc.
---------------------------------------------------------------------------------------------------------------------------
Jeffrey J. Horowitz, age 53                                                             May 1999             Class III
                                                                                                             Director
     President and chief executive officer of VitaminShoppe.com since January                                  2002
     2000.  Chairman of the Board of Directors of VitaminShoppe.com from June 1999 to January 17, 2000.  President and chief executive officer of Vitamin Shoppe
     Industries Inc. from 1977 to January 17, 2000.  Also a director of Vitamin
     Shoppe Industries Inc.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Martin L. Edelman, age 58                                                               May 1999             Class II
                                                                                                             Director
     Of counsel to Battle Fowler LLP, a law firm, since 1994, after having been                                2001
     a partner from 1972 to 1993. President of Chartwell Leisure Associates from 1996 to 1998, Partner of Chartwell Hotels Associates since 1992,
     Director and Member of Executive Committee of Chartwell de Mexico. Also a
     director of Acadia Realty Trust, Avis Rent-A-Car, Inc., Capital Trust,
     Cendant Corporation and Delancey Estates PLC, as well as several privately held companies, including Vitamin Shoppe Industries Inc. As a member of the Board of Directors of Cendant Corporation, named as a defendant in various actions, including two class actions, asserting claims under federal and state securities laws and state common law against Cendant and certain of its present and former officers and directors, and named as a defendant in a derivative action brought nominally on behalf of Cendant asserting claims for breach of fiduciary duty and waste.  Certain of these actions, including both of the class actions, have been settled, although the settlement of one class action remains subject to court approval.
---------------------------------------------------------------------------------------------------------------------------
Woodson C. Merrell, M.D., age 51                                                        August 1999          Class III
                                                                                                             Director
     Executive director of Beth Israel Center for Health and Healing, a division                               2002
     of Continuum Health Partners, a consortium of four hospitals, since 1993.
     Also maintains an active private medical practice and is a frequent lecturer on health and wellness topics.
---------------------------------------------------------------------------------------------------------------------------
Stephen P. Murray, age 37                                                                June 1999           Class II
                                                                                                             Director
     Audit committee Chairman since September 1999, compensation committee member                              2001
     since October 1999 and finance committee member since January 2000. An investment professional at Chase Venture Capital Associates, L.P., a private equity firm, since 1990.  Also a director of Advantage Schools, American
     Floral Services, Cornerstone Brands, Futurecall Telemarketing, Home Products
     International, La Petite Academy, LPA Holdings Inc., Premier Systems
     Integrators, Regent Lighting Corporation and Vitamin Shoppe Industries Inc.
---------------------------------------------------------------------------------------------------------------------------
Paul R. Vigano, age 28                                                                   April 2000          Class II
                                                                                                             Director
     Audit, compensation and finance committee member since April 2000.  An                                    2001
     investment professional at Whitney & Co. since 1998.  An investment banker at Goldman, Sachs & Co. from 1994 to 1996.  Also a director of several privately held Companies.
--------------------------------------------------------------------------------------------------

STOCKHOLDER AGREEMENT; J.H. WHITNEY REPRESENTATIVE ON BOARD OF DIRECTORS

In July 1999, we entered into a stockholder agreement with all of our then existing stockholders, including Vitamin Shoppe Industries Inc., J.H. Whitney III, L.P. and Whitney Strategic Partners III, L.P. (the "Whitney Affiliates"), in connection with the sale of our Series A convertible preferred stock. The agreement provides that the parties will undertake to cause to be nominated and elected as a member of our Board of Directors one individual designated by both of the Whitney Affiliates. The ability to designate a director ends when the Whitney Affiliates no longer collectively own at least 50% of the shares of Class A common stock issued to them upon the conversion of their Series A convertible preferred stock. The Whitney Affiliates may designate for removal their representative on the Board of Directors and may designate for election an individual to fill the new vacancy. The parties to the agreement will undertake to remove the old director and elect the new director as requested by the Whitney Affiliates.

BOARD MEETINGS

Our Board of Directors usually meets monthly in regularly scheduled meetings but will meet more often if necessary. The Board of Directors met or acted by unanimous written consent 27 times during 1999. All directors attended all board meetings held during 1999.

THE COMMITTEES OF THE BOARD

The Board of Directors has three standing committees:

-      the audit committee;
-      the compensation committee; and
-      the newly formed finance committee.

We also have a committee that is solely empowered, within specified criteria, to grant stock options to non-officer employees upon hiring. This committee was formed to facilitate the hiring of non-officer personnel in an efficient manner, given the competition within our industry for personnel. We have no nominating committee.

AUDIT COMMITTEE

The audit committee considers and recommends the selection of our independent auditors, reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit and reviews the fees of the independent auditors. The audit committee also meets with the auditors outside the presence of VitaminShoppe.com management to discuss our internal accounting control policies and procedures. The audit committee reports on its meetings with the auditors to the Board of Directors. Messrs. Murray and Vigano and Ms. Feigin currently serve as members of the audit committee and Mr. Murray is the Chairman of the audit committee. This committee did not meet during fiscal 1999.

COMPENSATION COMMITTEE

The compensation committee provides recommendations to the Board of Directors regarding executive and employee compensation and administers grants under the Employee Plan. Each year, the compensation committee reports to you on executive compensation in compliance with rules of the Securities and Exchange Commission. The 1999 report of the committee is printed below. Messrs. Fisher, Gellman, Murray and Vigano comprise our compensation committee and Mr. Fisher is the Chairman of the compensation committee. This committee did not meet during fiscal 1999.

FINANCE COMMITTEE

The finance committee authorizes and recommends to the Board of Directors proposals for financing, investments and banking arrangements. The finance committee also reviews and provides guidance to the Board and management of VitaminShoppe.com with respect to major financial policies and strategic plans. Messrs. Fisher, Gellman, Murray and Vigano comprise our finance committee. This committee was not established until January 2000.

HOW DO WE COMPENSATE OUR DIRECTORS?

Directors who are employed by VitaminShoppe.com receive no additional compensation for serving as directors. Non-Employee Directors are compensated by participation in the Director Plan. For information about the terms of the Director Plan, see "Proposal 4: Approval of Our Amended and Restated Stock Option Plan for Non-Employee Directors." We reimburse all directors for travel and other related expenses incurred in attending meetings of the Board of Directors and its committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Since October 1999, the compensation committee, and before that time our Board of Directors, made all compensation decisions regarding our executive officers. Since October 1999, Messrs. Brooks, Fisher, Gellman and Murray have comprised the compensation committee. On April 20, 2000, Mr. Brooks resigned from the Board of Directors and compensation committee. Mr. Vigano was elected to the Board of Directors and compensation committee on April 21, 2000. During 1999, Messrs. Horowitz, Edelman, Fisher, Gellman and Murray were members of the Board of Directors of The Vitamin Shoppe. No interlocking relationship exists between the compensation committee and the Board of Directors or compensation committee of any other company, nor have any such interlocking relationships existed in the past.

                    INFORMATION ABOUT EXECUTIVE COMPENSATION

WHO ARE OUR OFFICERS?

--------------------------------------------------------------------------------------------------------
NAME                                            AGE           POSITION WITH VITAMINSHOPPE.COM
--------------------------------------------------------------------------------------------------------
Jeffrey J. Horowitz                             53            President and Chief Executive Officer
--------------------------------------------------------------------------------------------------------
Ann M. Sardini                                  50            Chief Financial Officer, Secretary and
                                                              Treasurer
--------------------------------------------------------------------------------------------------------
Philip H. Teplitzky                             51            Chief Technology Officer
--------------------------------------------------------------------------------------------------------
Joel Gurzinsky                                  44            Vice President-Operations
--------------------------------------------------------------------------------------------------------

Biographical information about Mr. Horowitz is located in "Information About Our Directors-Who Are Our Directors?"

Ann M. Sardini has been the chief financial officer, secretary and treasurer of VitaminShoppe.com since October 1999. From 1995 to 1999, Ms. Sardini was executive vice president and chief financial officer of Children's Television Workshop, a multimedia company that produces Sesame Street. From 1993 to 1995, she was chief financial officer and vice president-finance and operations for Q2, an interactive consumer marketing and technology division of retailer QVC, Inc.

Philip H. Teplitzky has been chief technology officer of VitaminShoppe.com since September 1999. From 1995 to 1999, Mr. Teplitzky was a vice president of Citibank, N.A. in its consumer bank division, where he designed and implemented several technical and functional areas of an Internet consumer bank initiative. From 1992 to 1995, he was director and then managing director-technology for SHL Systemhouse, a software development company.

Joel Gurzinsky has been vice president-operations of VitaminShoppe.com since July 1999. Mr. Gurzinsky joined Vitamin Shoppe Industries Inc. in 1979 and has served in a variety of positions, including retail store management, purchasing, direct marketing management and distribution management. Before transferring to VitaminShoppe.com, he was vice president-online operations for Vitamin Shoppe Industries Inc.

Kathryn H. Creech was president and chief executive officer and a director of VitaminShoppe.com from June 1999 to January 2000. She is 47 years old.

Eliot D. Russman was chief marketing officer of VitaminShoppe.com from June 1999 to January 2000. He is 44 years old.

SUMMARY COMPENSATION TABLE

Because VitaminShoppe.com was not incorporated until May 1999, none of its officers or employees received compensation, whether paid, deferred or accrued, in excess of $100,000 during the years ended December 31, 1997 or 1998 for services rendered to VitaminShoppe.com, and VitaminShoppe.com granted no options to purchase shares of its capital stock during 1997 or 1998. The tables on the next pages show salaries, bonuses and other compensation paid during 1999, options granted during 1999, options exercised during 1999 and option values at the end of 1999 for our former chief executive officer and the most highly compensated executive officers who earned more than $100,000 during 1999. All of these officers were employed by us for less than a full year during 1999. Our current chief executive officer received no compensation from VitaminShoppe.com during 1999.

--------------------------------------------------------------------------------------------------------------------
                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                          ANNUAL COMPENSATION        AWARDS
--------------------------------------------------------------------------------------------------------------------
                                              FISCAL                             CLASS A SHARES
                                               YEAR                                UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                  COVERED      SALARY       BONUS         OPTIONS        COMPENSATION
--------------------------------------------------------------------------------------------------------------------
Kathryn H. Creech, former
President and Chief Executive
Officer                                        1999     $55,875.99       -           815,343         $58,300(1)
--------------------------------------------------------------------------------------------------------------------
Philip H. Teplitzky, Chief
Technology Officer                             1999    $112,599.77       -           180,000         -
--------------------------------------------------------------------------------------------------------------------
Eliot D. Russman, former Chief
Marketing Officer                              1999    $125,038.85       -           176,600         -
--------------------------------------------------------------------------------------------------------------------

(1) Represents payments under a consulting agreement for periods prior to Ms. Creech's employment as our president and chief executive officer.

OPTION GRANTS IN 1999

The following table shows certain required information with respect to options granted to our executive officers during fiscal year 1999.

During the period from June 14, 1999 through October 7, 1999, option grants were made to twenty employees and two directors to purchase 1,302,510 shares of Class A common stock at exercise prices of $3.82 and $9.15. Since October 8, 1999, all grants to purchase options were granted at 100% of the fair market value of our Class A common stock on the date that the option was granted. The exercise price may be paid in cash or other property acceptable to the compensation committee or in shares of Class A common stock.

VitaminShoppe.com recorded aggregate deferred stock-based compensation of approximately $3.9 million during fiscal year 1999. We recognized $1.2 million for fiscal year 1999, including approximately $0.70 million of expense upon closing of our initial public offering. The remaining deferred stock-based compensation is being amortized over the vesting period of the underlying options. Due to the resignations of two officers during the first quarter 2000, we expect to eliminate approximately $1.9 million of unamortized deferred stock-based compensation from additional paid-in capital where it was previously recorded.

The dollar amounts under "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term" are the result of calculations at the 0%, 5% and 10% appreciation rates established by the Securities and Exchange Commission. These values are not intended to forecast possible future increases, if any, in the price of our Class A common stock. No gain to the holders of options is possible without an increase in the price of our Class A common stock, which will benefit all stockholders.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            POTENTIAL REALIZABLE VALUE AT
                                                                                         ASSUMED ANNUAL RATES OF STOCK PRICE
                                               INDIVIDUAL GRANTS                             APPRECIATION FOR OPTION TERM
-------------------------------------------------------------------------------------------------------------------------------
                                       PERCENTAGE
                          NUMBER OF     OF TOTAL
                            SHARES       OPTIONS                 FMV PER
                          UNDERLYING   GRANTED TO   EXERCISE    SHARE ON
                           OPTIONS      EMPLOYEES   PRICE        DATE OF    EXPIRATION
NAME                       GRANTED     DURING 1999  PER SHARE     GRANT        DATE          0%          5%           10%
-------------------------------------------------------------------------------------------------------------------------------
Kathryn H. Creech         392,445(1)      24.9%       $3.82       $9.15      6/13/2009   2,081,921   4,171,979    7,296,645
-------------------------------------------------------------------------------------------------------------------------------
Kathryn H. Creech         82,944(2)       5.3%        $9.15       $9.15      7/26/2009   0             444,560    1,092,632
-------------------------------------------------------------------------------------------------------------------------------
Kathryn H. Creech         339,954(3)      21.6%      $11.00      $11.00     10/13/2009   0           1,193,159    4,123,640
-------------------------------------------------------------------------------------------------------------------------------
Philip H. Teplitzky        180,000        11.4%       $9.15      $11.00      9/14/2009   0             985,991    2,484,124
-------------------------------------------------------------------------------------------------------------------------------
Eliot D. Russman          176,600(4)      11.2%       $3.82       $9.15      6/30/2009     936,863   1,877,388    3,283,486
-------------------------------------------------------------------------------------------------------------------------------

(1) The option vested with respect to 130,815 shares on October 14, 1999 and 50,000 on January 17, 2000 at $3.82 per share. Due to termination of Ms. Creech's employment, the remaining shares granted under this option have lapsed.
(2) Due to termination of Ms. Creech's employment, the shares granted under this option have lapsed.
(3) Due to termination of Ms. Creech's employment, the shares granted under this option have lapsed.
(4) The option will vest with respect to 25,000 shares on July 24, 2000. Due to termination of Mr. Russman's employment, the remaining shares granted under this option have lapsed.

AGGREGATED OPTION EXERCISES DURING 1999 AND YEAR-END OPTION VALUES

The following table sets forth certain required information with respect to options exercised by our executive officers during fiscal year 1999.

The value of unexercised in-the-money options at year end is calculated based on a $9.125 closing bid for the Class A common stock on December 31, 1999. Options are "in-the-money" if the market value of the shares covered by the option is greater than the exercise price of the option.

--------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF SHARES
                                                                     UNDERLYING               VALUE OF UNEXERCISED
                                                                     UNEXERCISED                  IN-THE-MONEY
                                                                   OPTIONS AT YEAR                  OPTIONS
                                                                         END                      AT YEAR END
--------------------------------------------------------------------------------------------------------------------
                                  SHARES
                                ACQUIRED ON        VALUE             EXERCISABLE/                 EXERCISABLE/
NAME                             EXERCISE        REALIZED           UNEXERCISABLE                UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Kathryn H. Creech(1)                 -               -             130,815/684,528            $693,974/$1,387,947
--------------------------------------------------------------------------------------------------------------------
Philip H. Teplitzky                  -               -                   -/-                          -/-
--------------------------------------------------------------------------------------------------------------------
Eliot D. Russman(2)                  -               -                0/176,600                   $0/$936,863
--------------------------------------------------------------------------------------------------------------------

(1) Due to termination of Ms. Creech's employment, the remaining options granted have lapsed. Ms. Creech does have an additional 50,000 shares which are exercisable as of January 17, 2000.
(2) The option will vest with respect to 25,000 shares on July 24, 2000. Due to termination of Mr. Russman's employment, the remaining options granted have lapsed.

                BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
                                  COMPENSATION

The compensation committee of the Board of Directors consists of Messrs. Fisher, Gellman, Murray and Vigano. This committee also administers the grants of stock options to officers under our Employee Plan.

EXECUTIVE COMPENSATION PROGRAMS

All of our executive officers began their employment during 1999, except our current president and chief executive officer whose employment began in January 2000. Other than those who were hired from Vitamin Shoppe Industries, Inc. ("The Vitamin Shoppe"), all of our executive officers are compensated under the terms of the offer letters that were extended to them at the time of their hiring, each of which specifies a base salary for their first year of employment. Kathryn H. Creech, our former president and chief executive officer, was compensated under the terms of an employment agreement during 1999. Our current president and chief executive officer, Jeffrey Horowitz, and vice president - operations, Joel Gurzinsky, were officers at The Vitamin Shoppe prior to joining us and were hired pursuant to oral arrangements. Our current president and chief executive officer is paid the same base salary as our former president and chief executive officer. Our vice president - operations is paid the same base salary as he was receiving at The Vitamin Shoppe.

At the expiration of the one-year term of each of the offer letters and at or near the anniversaries of the oral agreements described above, the compensation of our executive officers will be set by the Board of Directors after consideration of the recommendations of the compensation committee. Prior to making its recommendations, the compensation committee will review historical compensation levels of the executives, evaluate past performance and assess expected future contributions of the executives. In making the determinations regarding base salaries, the compensation committee expects that it will consider generally available information regarding salaries prevailing in our industry but will not tie salaries to any particular index.

In addition to base salary and bonus, total compensation for our executive officers generally includes long-term incentives, which are typically provided through stock option grants at the time of hiring and at subsequent dates. Stock options are instrumental in promoting the alignment of long-term interests between our executive officers and stockholders because the stock options become valuable only if the price for our Class A common stock increases over the fair market value on the date of the grant. In granting stock options to executive officers in the future, the compensation committee expects to consider the contributions of the executive to our overall success, the executive's position, the responsibilities to be assumed in the upcoming year, the appropriate incentives for the promotion of our long-term growth and grants to other executives in the industry holding comparable positions. Options generally become exercisable in equal annual installments over a period of three years commencing one year after the date of grant. As a result, the long-term value realized by executives through option exercises may be directly linked to the enhancement of stockholder value.

COMPENSATION DEDUCTIBILITY

Section 162(m) of the Internal Revenue Code of 1986 imposes a limit on tax deductions for annual compensation in excess of $1 million paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of the corporation. This provision excludes some forms of "performance based compensation," including stock options, from the compensation taken into account for the purposes of the limit. Although it is desirable for executive compensation to be tax deductible when in the judgment of the compensation committee deductibility is consistent with the objectives pursuant to which the particular compensation is paid, the compensation committee believes that we should compensate our executive officers fairly in accordance with the guidelines discussed in this report and not be unduly limited by expected federal income tax treatment. Accordingly, the total compensation paid to an executive officer in any year may exceed the amount that is deductible. While no executive officer is currently compensated at or near $1 million of annual compensation, the compensation committee will continue to assess the impact of section 162(m) on its compensation practices and determine when action is appropriate.

CHIEF EXECUTIVE OFFICER COMPENSATION

Ms. Creech ceased to be employed by us in January 2000 at which time Mr. Horowitz became president and chief executive officer. As a result, the compensation committee did not review either of their performance in 1999 for the purposes of establishing their compensation.


                                    By order of the Compensation Committee

                                               M. Anthony Fisher, Chairman
                                                          David S. Gellman
                                                         Stephen P. Murray
                                                            Paul R. Vigano

The foregoing report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that VitaminShoppe.com specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE GRAPH

This stock performance graph compares (1) the cumulative stockholder return on our Class A common stock from October 8, 1999 to December 31, 1999, with (2) the cumulative total return of the NASDAQ National Market Index and (3) the cumulative total return of the NASDAQ Computer Index over the same period. The graph assumes that the value of an investment in our Class A common stock and the common stock of each of the comparison groups was $100 on October 8, 1999 and assumes the reinvestment of dividends. We have never declared a dividend on our Class A common stock. The stock price performance depicted in the graph below is not necessarily indicative of future price performance.

        [RELATIVE PERFORMANCE LINE GRAPH]


                            10/7/99    11/1/99        12/1/99        12/31/99
NASDAQ COMPOSITE INDEX        100       103.71         116.66         142.33
NASDAQ COMPUTER INDEX         100       103.58         117.73         149.27
VITAMINSHOPPE.COM             100        83.52         131.82          82.95


EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

AGREEMENT WITH MS. CREECH

Our employment agreement with Ms. Creech terminated in January 2000, when we entered into a separation agreement with Ms. Creech. Under the terms of the separation agreement, we will pay Ms. Creech $375,000 during 2000 and $165,308 during 2001 in lieu of the payments that would have been made pursuant to her employment agreement. In addition, the separation agreement provides for the accelerated vesting of options granted in June 1999 to purchase 50,000 shares of Class A common stock with an exercise price per share of $3.82. Options to purchase 634,528 shares of Class A common stock lapsed as a result of the termination of Ms. Creech's employment. We have agreed to provide Ms. Creech with office space at a monthly cost not to exceed $2,500 for a period of six months after the date on which her employment ceased or her earlier new employment.

AGREEMENT WITH MS. SARDINI

Our offer letter to Ms. Sardini provides for a salary of $250,000 and includes a promise to continue to pay base salary in the event that she is terminated other than for cause, until the later to occur of October 17, 2000 and six months after the date of termination.

AGREEMENT WITH MR. TEPLITZKY

Our offer letter to Mr. Teplitzky provides for a salary of $250,000 and includes a promise to continue to pay base salary in the event that he is terminated other than for cause, until the later to occur of September 23, 2000 and six months after the date of termination.

AGREEMENT WITH MR. RUSSMAN

Mr. Russman's employment terminated in January 2000, when we entered into a separation agreement with Mr. Russman. Under the terms of the separation agreement, we will pay Mr. Russman $107,500 during 2000 in lieu of the payments that would have been made pursuant to his employment offer letter. In addition, the separation agreement provides for the accelerated vesting of options granted to July 24, 2000 to purchase 25,000 shares of Class A common stock with an exercise price per share of $3.82. Options to purchase 151,600 shares of Class A common stock lapsed as a result of the termination of Mr. Russman's employment. We have agreed to provide Mr. Russman with office space at a monthly cost not to exceed $2,000 for a period of three months after the date on which his employment ceased or his earlier new employment.

                     INFORMATION ABOUT STOCKHOLDER PROPOSALS

If you wish to submit a proposal to be presented at the 2001 annual meeting of stockholders, we must receive it not before December 31, 2000 but no later than January 30, 2001 to be included in our Proxy Statement for that meeting. Please address your proposals to Ann M. Sardini, Chief Financial Officer, Secretary and Treasurer, VitaminShoppe.com, Inc., 444 Madison Avenue, Suite 802, New York, New York 10022. In order to avoid controversy as to the date on which we receive a proposal, you should submit your proposal by certified mail, return receipt requested.

Proxies may confer discretionary authority to vote on any matter of which we receive notice after April 15, 2000, without the matter being described in the Proxy Statement.


                               By Order of the Board of Directors,



                               ANN M. SARDINI
                               Chief Financial Officer, Secretary and Treasurer

May 30, 2000


THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL FACILITATE ARRANGEMENTS FOR THE MEETING. YOUR COOPERATION IS APPRECIATED.

                                                         APPENDIX A


                              AMENDED AND RESTATED

                             VITAMINSHOPPE.COM, INC.


                                STOCK OPTION PLAN

                                  FOR EMPLOYEES


                          EFFECTIVE AS OF JULY 1, 1999

                 AND AMENDED AND RESTATED AS OF MARCH 16, 2000

                                  INTRODUCTION

         VitaminShoppe.com, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby adopts this Amended and Restated Stock Option Plan for Employees of VitaminShoppe.com. The purposes of this Plan are to further the growth, development and financial success of the Corporation by providing additional incentives to certain of its employees and to offer options as a means of enhancing the ability of the Corporation to obtain and retain valuable employees, in each case by assisting employees to become owners of the Corporation's Class A Common Stock and thus to benefit directly from the Corporation's growth, development and financial success.

                                    SECTION 1
                                   DEFINITIONS

         For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

         A. "BUSINESS COMBINATION" shall mean a merger, consolidation, exchange offer or other business combination involving the Corporation and another corporation.

         B. "CHANGE IN CONTROL" shall occur (x) when any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person, but excluding (i) any person or any Affiliate or Associate thereof who is a direct or indirect Shareholder of the Corporation as of the effective date of the Plan, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, or (iii) the Corporation or any subsidiary of the Corporation, becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing a majority of the combined voting power of the Corporation's then outstanding securities, other than by reason of a Business Combination, (y) upon a Business Combination if the shareholders of the Corporation (or Affiliates or Associates thereto) immediately prior to such Business Combination do not, as of the date of such Business Combination (after giving effect thereto), own a beneficial interest, directly or indirectly, in shares of voting securities of the corporation surviving such Business Combination having at least a majority of the combined voting power of such surviving corporation's then outstanding securities or (z) upon a sale by the Corporation of all or substantially all of its assets; provided that in the case of (x), (y) or (z) shareholders of the Corporation receive cash in the event giving rise to such Change of Control equal to at least 30% of the value of their shares in the Corporation.

         C. "CLASS A STOCK" shall mean the Class A common stock, $.01 par value of the Corporation.

         D. "CLASS B STOCK" shall mean the Class B common stock, $.01 par value of the Corporation.

         E. "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

         F. "COMMITTEE" shall mean the Board of Directors of the Corporation or a committee appointed by the Board of Directors for purposes of administration, operation and application of the Plan.

         G. "CORPORATION" shall mean VitaminShoppe.com, Inc., a Delaware corporation.

         H. "DISABILITY" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Code.

         I. "EMPLOYEE" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Corporation, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

         J. "EMPLOYMENT COMMENCEMENT DATE" shall mean the date as of which an individual is hired (or rehired) by the Corporation as an Employee.

         K. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         L. "FAIR MARKET VALUE" with respect to the Corporation's Class A Stock shall mean: (i) in the event the Corporation's Class A Stock is not publicly traded, the fair market value of such Class A Stock, as determined by the Committee in good faith; (ii) in the event the Corporation's Class A Stock is publicly traded (x) on or prior to January 20, 2000, the average over the ten business days ending on a Trading Day of the last reported sale price for Class A Stock on each day or, in case no such reported sale takes place during such period, the average of the closing bid and asked prices for the Class A Stock on each day during such period ending on such Trading Day, in either case on the principal securities exchange on which the Class A Stock is listed or admitted to trading, and (y) following January 20, 2000, the fair market value is the closing price per share of such Class A Stock of the Corporation on the date of grant, and if such date is not a Trading Day, the date of grant shall be deemed the closing price on the next Trading Day, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system; (iii) if the Class A Stock is not listed on NASDAQ or a comparable system, the average over the ten business days ending on a Trading Day of the last reported sale price of the Class A Stock on each day or, if no sale is publicly reported, the average of the closing bid and asked prices for the Class A Stock on each day during such period ending on such Trading Day; as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Class A Stock selected from time to time by the Corporation for that purpose; and (iv) notwithstanding the foregoing, in connection with an Option issued upon the commencement of an Initial Public Offering, the public offering price of Class A Stock in such Initial Public Offering. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Class A Stock is listed on any securities exchange, a business day during which such exchange was open for trading or, if the Class A Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading.

         M. "GOOD CAUSE" shall mean a Participant's (i) willful or gross misconduct or wilful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice to the Participant of such misconduct or negligence, (ii) intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice to the Participant of such neglect, (iii) theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary,
(iv) conviction of a felony, drunkenness or drug addiction, (v) intentionally causing the Corporation to commit a violation of local, state or federal laws or (vi) willful refusal to comply with the policy, directives or decisions of the Corporation or willful refusal to perform the duties reasonably assigned to the Participant by the Corporation; provided that, if a Participant has entered into an employment agreement with the Corporation containing a definition of Cause, Good Cause or a similar term, such definition set forth in such agreement shall be substituted for the above.

         N. "GOOD REASON" shall mean (i) a material adverse change in a Participant's duties, responsibilities or position from those as of the date of the relevant Change of Control, or (ii) the Corporation's breach in any material respect of this Plan or an employment agreement between the Participant and the Corporation.

         O. "INCENTIVE STOCK OPTION" shall mean a stock option intended to satisfy the requirements of Section 422 of the Code.

         P. "INITIAL PUBLIC OFFERING" shall mean the closing of the first firm commitment underwritten public offering of shares of the Corporation's Class A Stock pursuant to a registration statement on Form S-1 (or any successor form) filed with the Securities and Exchange Commission.

         Q. "NONQUALIFIED STOCK OPTION" shall mean a stock option which does not satisfy the requirements of Section 422 of the Code.

         R. "OPTION" or "PLAN AWARD" shall mean an Incentive Stock Option or a Nonqualified Stock Option granted to purchase shares of the Corporation's Class A Stock pursuant to the provisions of Section 6 hereof.

         S. "OPTIONEE" shall mean a Participant who is granted an Option under the terms of this Plan.

         T. "PARENT" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

         U. "PARTICIPANT" shall mean an Employee participating under the Plan.

         V. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         W. "SPECIAL AWARD COMMITTEE" shall mean the President, Chief Executive Officer or Chief Financial Officer and one other member of the Committee.

         X. "SUBSIDIARY" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.


                                    SECTION 2
                                 ADMINISTRATION

         The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, procedures and conditions of awards which, in its opinion, may be advisable in the administration of the Plan. The Committee is authorized to direct the Corporation to withhold in accordance with applicable law from any regular cash compensation payable to an Optionee any taxes required to be withheld by the Corporation under federal, state, or local law as a result of such Optionee's exercise of an Option under the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section 5 of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

                                    SECTION 3
                                SHARES AVAILABLE

         Subject to adjustment as provided for in Section 7 of the Plan, the maximum aggregate number of shares for which Options may be granted under the Plan shall not exceed 1.5 million shares of the Corporation's Class A Stock. Shares of Class A Stock subject to Options granted under the Plan shall be counted against the maximum number of shares for which Options may be granted, but only to the extent that the option remains exercisable or has been exercised. Stock Options awarded under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of Class A Stock, issued shares of Class A Stock held in the Corporation's treasury or shares of Class A Stock acquired on the open market.

                                    SECTION 4
                                   ELIGIBILITY

         Those Employees of the Corporation selected by the Committee or Special Award Committee shall be eligible to participate in the Plan. Notwithstanding any other provision of the Plan, no Employee may receive an Incentive Stock Option under the Plan if at the time the Option is granted he owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or Subsidiary.

                                    SECTION 5
                             AUTHORITY OF COMMITTEE

         The Plan shall be administered by, or under the direction of, the Committee, which shall have plenary authority to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business and all actions and decisions of the Committee shall be final and binding on all parties; provided, that the Special Award Committee may grant or award Options to eligible Participants under the Plan so long as such Participant receives an Option to purchase no more than 6,500 shares of Class A Stock. All interpretations and determinations of the Committee or the Special Award Committee to the extent described herein, may be made in its sole discretion on an individual participant or group participant basis and shall be final, conclusive and binding on all interested parties. The authority of the Committee (or the Special Award Committee in connection with the award of Options pursuant to the proviso above) shall include, without limitation, the right to the following:

         A. PROCEDURES FOR EXERCISE OF OPTION. The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash or any other property acceptable to the

Committee or the Special Award Committee in connection with the award of Options pursuant to the proviso above, (ii) to have withheld from the total number of shares of Class A Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the option exercise price of the total number of shares of common Stock to be acquired,
(iii) to exercise all or a portion of an Option by delivering that number of shares of Class A Stock already owned by him having a Fair Market Value which shall equal the Option exercise price in the aggregate for the portion exercised and, in cases where an Option is not exercised in its entirety, to permit the Optionee to deliver the shares of Class A Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Class A Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares, and (iv) to engage in any form of "cashless" exercise; and

         B. PROCEDURES FOR SALE OR PURCHASE OF CLASS A STOCK OR OPTIONS. The establishment of procedures for the sale of purchase of Class A Stock or Options pursuant to Section 6 hereof.

                                    SECTION 6
                                  STOCK OPTIONS

         A. GENERAL PROVISIONS. Subject to the terms and conditions of this Section 6 and of Section 7, the exercise price of the shares of Class A Stock covered by each Option shall be the Fair Market Value of such shares on the date of the grant. The aggregate Fair Market Value of such shares on the date of grant of all Incentive Stock Options that are exercisable for the first time by a Participant during a calendar year (under the Plan or any other plan of the Corporation, its Parent Corporation or a Subsidiary) shall not exceed $100,000. The Committee, or the Special Award Committee, as appropriate, shall have the right to grant Options that are subject to performance criteria selected by the Committee (which need not be uniform). Any such performance options shall be subject to the terms and conditions hereof.

         B.       EXERCISABILITY OF STOCK OPTION. Each Option granted under this
Section 6 by its terms shall expire ten (10) years from the date of its grant. Furthermore, subject to Section 7, the Committee shall determine, in its sole discretion, the number of shares for which Options shall be granted to an Employee and the date or dates on which such Options shall become exercisable as to the number of shares of Common Stock covered thereby, which shall, with respect to Incentive Stock Options granted under the Plan, be set forth in the Incentive Stock Option Agreement, and with respect to Nonqualified Stock Options granted under the Plan be set forth in a Nonqualified Stock Option Agreement.

         C. EMPLOYEE'S DEATH. If a Participant dies while holding an outstanding Option, such Option, to the extent exercisable (and not exercised) on the date of his death, shall remain so exercisable by his estate (or other beneficiaries, as designated in writing by such Participant) until the end of the exercise period under the Option, unless the Committee, or the Special Award Committee, as appropriate, shall otherwise provide at the time of the grant of the option. So long as there has been no Initial Public Offering and subject to any restrictions or conditions set forth in applicable credit and other financing agreements of the

Corporation and to applicable law: (i) with respect to any outstanding Option exercisable by the estate or beneficiary of a deceased Participant, such estate or beneficiary shall have the right to sell to the Corporation during the one year period following the date of death of the Participant, and the Corporation shall have the obligation to purchase, such Option at the then Fair Market Value of a share of Class A Stock less the exercise price; and (ii) with respect to shares of Class A Stock held of record or beneficially by the estate or beneficiary of a deceased Participant through the exercise of such Option, such estate or beneficiary shall have the right to sell to the Corporation during the one year period following the date of death of the Participant, and the Corporation shall have the obligation to purchase, such shares at their then Fair Market Value. Notwithstanding the foregoing provisions of this Section 6C, at any time during the one year period following the date of death of the Participant, the Corporation shall have the right in its sole discretion to purchase, and the estate or beneficiary of the deceased Participant shall have the obligation to sell to the Corporation (i) any outstanding Option exercisable by the estate or beneficiary at the then Fair Market Value of a share of Class A Stock less the exercise price; and (ii) any shares of Class A Stock held of record or beneficially by the estate or beneficiary through the exercise of an Option at their then Fair Market Value.

         D. EMPLOYEE'S TERMINATION. If an Employee's service with the Corporation is terminated by reason of (i) his Disability, (ii) the failure of the Corporation to retain such Employee, other than for Good Cause, or (iii) his voluntary termination, such termination shall be considered a "Qualifying Termination" and each Option granted to such Employee shall remain exercisable by him until the end of the exercise period under such Option, but only to the extent exercisable (and not exercised) on the date of such Qualifying Termination, and all Options not exercisable on the date of such Qualifying Termination shall be forfeited and canceled. If an Employee's service with the Corporation is terminated for Good Cause, such termination shall be considered a "Non-Qualifying Termination,"and all outstanding unexercised Options granted pursuant to this Section 6 shall be forfeited or canceled, as the case may be, as of the date of such Non-Qualifying Termination. Notwithstanding the foregoing provisions of this Section 6D, so long as there has been no Initial Public Offering, the Corporation shall have the right in its sole discretion to purchase during the one year period following the date of Qualifying Termination of the Employee, and the Employee shall have the obligation to sell to the Corporation (i) any outstanding Option exercisable by the Employee as the then Fair Market Value of a share of Class A Stock less the exercise price; and (ii) any shares of Class A Stock held of record or beneficially by the Employee through the exercise of an Option at their Fair Market Value.

                                    SECTION 7
                         ADJUSTMENT OF SHARES; MERGER OR
                     CONSOLIDATION, ETC. OF THE CORPORATION

         A. RECAPITALIZATION, ETC. In the event there is any change in the Class A Stock of the Corporation by reason of a reorganization, recapitalization, stock conversion, stock split, stock dividend or otherwise, there shall be (i) substituted for or added to each share of Class A Stock thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Class A Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share exercise price thereof also shall be proportionately adjusted, but only to the extent such adjustment is appropriate, and (ii) an appropriate and proportionate adjustment in the maximum aggregate number of shares for which Options may be granted pursuant to Section 3 of the Plan. The Committee shall also make appropriate adjustments, if any, in the event there is any change in the Class B Stock of the Corporation by reason of a reorganization, recapitalization, stock conversion, stock split, stock dividend or otherwise without corresponding changes to the Class A Stock.

         B. MERGER, CONSOLIDATION OR CHANGE IN CONTROL OF CORPORATION. Upon (i) the dissolution or liquidation of the Corporation or (ii) a Change in Control, (each event described in (i) and (ii), a "Liquidity Event"), the holder of any Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such Liquidity Event (or, if later, within 10 days of Optionee's notification of such event) to exercise such Option(s) in whole or in part without regard to any installment or vesting provision that may have been made part of the terms and conditions of such Option(s), provided that all conditions precedent to the exercise of such Options, other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees of any such Liquidity Event. All such Options which are not so exercised shall be canceled and forfeited as of the effective time of any such Liquidity Event (or, if later, at the end of the applicable 10-day notice period). If the Corporation engages in a Business Combination which is not a Liquidity Event the Corporation may, in connection with such transaction, at its option elect one of the following: provide for (i) the continuance of the options granted hereunder (either by express provision or, if the Corporation is the surviving corporation in the Business Combination, as a consequence of the failure to address the treatment of options in the applicable agreements), (ii) the substitution of new options for Options granted hereunder (which new options grant Optionees the right to purchase the securities they would have received had they held Common Stock immediately prior to the Business Combination) or
(iii) acceleration of outstanding Options in which case such Business Combination will be deemed a "Liquidity Event" and Options treated in accordance with the preceding sentences of this Section 7B.

         In the event that any Optionee terminates his employment with the Corporation or the surviving corporation in a Qualifying Business Combination (as defined below), for Good Reason or such Optionee's employment is terminated by the Corporation or such surviving corporation without Good Cause, in either case within one year of such Qualifying Business Combination such Optionee's Options shall immediately become exercisable without regard to any installment or vesting provision that may have been made part of the terms and conditions of such options, provided that all conditions precedent to the exercise of such Options, other than the passage of time, have occurred. A "Qualifying Business Combination" is (x) when any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange
Act) of such person, but excluding (i) any person or any Affiliate or Associate thereof who is a direct or indirect shareholder of the Corporation as of the effective date of the Plan, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, or (iii) the Corporation or any subsidiary of the Corporation, becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing a majority of the combined voting power of the Corporation's then outstanding securities, other than by reason of a Business Combination or (y) a Business Combination, in either case, which is not otherwise treated as a Liquidity Event for purposes of this Section 7B but in which shareholders of the Corporation (or their Affiliates or Associates) immediately prior to the Business Combination cease to own a majority of the voting securities of the surviving corporation.

                                    SECTION 8
                            MISCELLANEOUS PROVISIONS

         A. ASSIGNMENT OR TRANSFER. No grant or award of any Option under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution; provided, however that such Option or rights or interests therein may be assignable or transferable upon consent of the Committee, which consent may be withheld in its sole discretion. During the lifetime of a Participant, Options granted hereunder shall be exercisable only by the Participant.

         B. INVESTMENT REPRESENTATION. Upon the exercise of an Option, the Committee may require, as a condition of receiving Common Stock, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

         C. COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any Plan Award or to any employee receiving a Plan Award.

         D. OTHER INCENTIVE PLANS. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for Employees.

         E. PLURALS AND GENDER. Where appearing in the Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

         F. HEADINGS. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

         G. SEVERABILITY. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

         H. COOPERATION OF PARTIES. All parties of this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

         I. GOVERNING LAW. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of New York.

         J. NONGUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a right of any Employee to be continued as an employee of the Corporation (or of any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to remove any of its employees, with or without cause.

         K. NOTICES. Each notice relating of this Plan shall be in writing and delivered in person, by air courier or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at: VitaminShoppe.com, Inc., 444 Madison Avenue, Suite 802, New York, New York 10022, Attn: President and Chief Executive Officer. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained on the Committee's records.

         L. WRITTEN AGREEMENTS. Each Plan Award shall be evidenced, with respect to an Incentive Stock Option by a signed written Incentive Stock Option Agreement, and with respect to a Nonqualified Stock Option by a signed written Nonqualified Stock Option Agreement between the Corporation and the Participant containing the terms and conditions of the award.

         M. CONFLICT. In the event of any conflict between the terms of this Plan and any employment agreement between the Corporation and an Optionee, the terms of such employment agreement shall control. In the event of any conflict between the terms of this Plan and any Option Agreement, the terms hereof shall control.

                                    SECTION 9
                        AMENDMENT OR TERMINATION OF PLAN

         The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Plan Awards previously granted under the Plan, without the consent of the holder thereof.

                                   SECTION 10
                                  TERM OF PLAN

         The Plan shall remain in effect until July 1, 2009, which is the day prior to the tenth anniversary of the effective date of the Plan, unless sooner terminated by the Board of Directors of the Corporation. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

                                                                  APPENDIX  B




                             AMENDED AND RESTATED

                              STOCK OPTION PLAN

                         FOR NON-EMPLOYEE DIRECTORS OF

                            VITAMINSHOPPE.COM, INC.


                         EFFECTIVE AS OF AUGUST 1, 1999

                 AND AMENDED AND RESTATED AS OF MARCH 16, 2000

                                  INTRODUCTION

                  VitaminShoppe.com, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby adopts this Amended and Restated Stock Option Plan for Non-Employee Directors of VitaminShoppe.com, Inc. The purposes of this Plan are to further the growth, development and financial success of the Corporation by providing additional incentives to its Non-Employee Directors by offering them options to purchase the Corporation's Class A Common Stock and thus aligning the interests of such directors with those of the Corporation's shareholders.

                                    SECTION 1
                                   DEFINITIONS

                  For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

                  A. "Business Combination" shall mean a merger, consolidation, exchange offer or other business combination involving the Corporation and another corporation.

                  B. "Change in Control" shall occur (x) when any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person, but excluding
(i) any person or any Affiliate or Associate thereof who is a direct or indirect shareholder of the Corporation as of the effective date of the Plan, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, or (iii) the Corporation or any Subsidiary, becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing a majority of the combined voting power of the Corporation's then outstanding securities, other than by reason of a Business Combination, (y) upon a Business Combination if the shareholders of the Corporation (or Affiliates or Associates thereto) immediately prior to such Business Combination do not, as of the date of such Business Combination (after giving effect thereto), own a beneficial interest, directly or indirectly, in shares of voting securities of the corporation surviving such Business Combination having at least a majority of the combined voting power of such surviving corporation's then outstanding securities or (z) upon a sale by the Corporation of all or substantially all of its assets; provided that in the case of (x), (y) or (z) shareholders of the Corporation receive cash in the event giving rise to such Change of Control equal to at least 30% of the value of their shares in the Corporation.

                  C. "Class A Stock" shall mean the Class A common stock, $.01 par value of the Corporation.

                  D. "Class B Stock" shall mean the Class B common stock, $.01 par value of the Corporation.

                  E. "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

                  F. "Committee" shall mean the Board of Directors of the Corporation or a committee appointed by the Board of Directors for purposes of administration, operation and application of the Plan.

                  G. "Corporation" shall mean VitaminShoppe.com, Inc., a Delaware corporation.

                  H. "Disability" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Code.

                  I. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  J. "Fair Market Value" with respect to the Corporation's Class A Stock shall mean: (i) in the event the Corporation's Class A Stock is not publicly traded, the fair market value of such Class A Stock, as determined by the Committee in good faith; (ii) in the event the Corporation's Class A Stock is publicly traded, (x) on or prior to January 20, 2000, the average over the ten business days ending on a Trading Day of the last reported sale price for Class A Stock on each day or, in case no such reported sale takes place during such period, the average of the closing bid and asked prices for the Class A Stock on each day during such period ending on such Trading Day, in either case on the principal securities exchange on which the Class A Stock is listed or admitted to trading, and (y) following January 20, 2000, the fair market value is the closing price per share of such Class A Stock of the Corporation on the date of grant, and if such date is not a Trading Day, the date of grant shall be deemed the closing price on the next Trading Day, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system; (iii) if the Class A Stock is not listed on NASDAQ or a comparable system, the average over the ten business days ending on a Trading Day of the last reported sale price of the Class A Stock on each day or, if no sale is publicly reported, the average of the closing bid and asked prices for the Class A Stock on each day during such period ending on such Trading Day, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Class A Stock selected from time to time by the Corporation for that purpose; and (iv) notwithstanding the foregoing, in connection with an Option issued upon the commencement of an Initial Public Offering, the public offering price of Class A Stock in such Initial Public Offering. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Class A Stock is listed on any securities exchange, a business day during which such exchange was open for trading or, if the Class A Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading.

                  K. "Initial Public Offering" shall mean the closing of the first firm commitment underwritten public offering of shares of the Corporation's Class A Stock pursuant to a registration statement on Form S-1 (or any successor form) filed with the Securities and Exchange Commission.

                  L. "Non-Employee Director" shall mean a director of the Corporation who is not an employee of the Corporation or a Subsidiary and has not, within one year immediately preceding the determination of such director's eligibility, received any award under any plan of the Corporation or a Subsidiary that entitles the participants therein to acquire stock, stock options or stock appreciation rights of any such company (other than any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Exchange Act).

                  M. "Option" shall mean an option to purchase shares of the Corporation's Class A Stock pursuant to the Plan. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

                  N. "Option Agreement" shall mean an Option Agreement to be entered into between the Corporation and a Participant which shall set forth the terms and conditions of the Options granted to such Participant and shall be substantially in the form attached hereto as Exhibit A.

                  O. "Parent" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

                  P. "Participant" shall mean a Non-Employee Director who is granted an Option under the Plan.

                  Q. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  R. "Subsidiary" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

                                    SECTION 2
                                 ADMINISTRATION

                  The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions and procedures relating to the Plan and shall make all determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the selection of directors to receive Options under the Plan, the number of shares subject to any Option, the exercise price of any Options (other than the determination of Fair Market Value as provided herein), the date upon which any Option shall become exercisable or the timing of grants of Options under the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section 5 of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

                                    SECTION 3
                                SHARES AVAILABLE

                  Subject to adjustment as provided for in Section 7 of the Plan, the maximum aggregate number of shares for which Options may be granted under the Plan shall not exceed 300,000 shares of the Corporation's Class A Stock. Shares of Class A Stock subject to Options granted under the Plan shall be counted against the maximum number of shares for which Options may be granted, but only to the extent that the option remains exercisable or has been exercised. Stock Options awarded under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of Class A Stock, issued shares of Class A Stock held in the Corporation's treasury or shares of Class A Stock acquired on the open market.

                                    SECTION 4
                       ELIGIBILITY; GRANT OF STOCK OPTIONS

                  Any individual who is a Non-Employee Director on the date of adoption of this Plan shall be granted an Option to purchase 38,475 shares of Class A Stock upon the commencement of an Initial Public Offering by the Corporation. Any individual who is elected or appointed to serve as a Non-Employee Director after the date of adoption of this Plan shall be granted an Option to purchase 38,475 shares of Class A Stock as of the date of such election or appointment. In addition, each Non-Employee Director shall be granted an Option to purchase 5,000 shares of Class A Stock on the third anniversary of his previous grant under the Plan.

                                    SECTION 5
                             AUTHORITY OF COMMITTEE

                  The Plan shall be administered by, or under the direction of, the Committee, which shall have plenary authority to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business and all actions and decisions of the Committee shall be final and binding on all parties. All interpretations and determinations of the Committee may be made in its sole discretion and shall be final, conclusive and binding on all interested parties. The authority of the Committee shall include, without limitation, the right to the following:

                  A. Procedures for Exercise of Option. The establishment of procedures for a Participant (i) to exercise an Option by payment of cash or any other property acceptable to the Committee, (ii) to have withheld from the total number of shares of Class A Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the option exercise price of the total number of shares of common stock to be acquired,
(iii) to exercise all or a portion of an Option by delivering that number of shares of Class A Stock already owned by him having a Fair Market Value equal to the exercise price in the aggregate for the portion exercised and, in cases where an Option is not exercised in its entirety, to permit the Participant to deliver the shares of

Class A Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that a Participant can in sequence utilize such newly acquired shares of Class A Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares, and (iv) to engage in any form of "cashless" exercise; and

                  B. Procedures for Sale or Purchase of Class A Stock or Options. The establishment of procedures for the sale or purchase of Class A Stock or Options pursuant to Section 6 hereof.

                                    SECTION 6
                         EXERCISABILITY OF STOCK OPTIONS

                  A. General Provisions. Subject to the terms and conditions of this Section 6 and of Section 7, the exercise price of the shares of Class A Stock covered by each Option shall be the Fair Market Value of such shares on the date of the grant. Each Option granted under the Plan shall become exercisable as follows: (i) one-third upon the first anniversary of the date of grant; (ii) one-third upon the second anniversary of the date of grant; and
(iii) one-third upon the third anniversary of the date of grant.

                  B. Term of Option. The date or dates on which such Options shall become exercisable as to the number of shares of Class A Stock covered thereby shall be set forth in the Option Agreement and each Option shall expire ten (10) years from its date of grant.

                  C. Participant's Death. If a Participant dies while holding an outstanding Option, such Option, to the extent exercisable (and not exercised) on the date of his death (including Options which have vested and become non-forfeitable pursuant to Section 7C below), shall remain so exercisable by his estate (or other beneficiaries, as designated in writing by such Participant) until the end of the exercise period under the Option, unless the Committee shall otherwise provide at the time of the grant of the Option. So long as there has been no Initial Public Offering and subject to any restrictions or conditions set forth in applicable credit and other financing agreements of the Corporation and to applicable law: (i) with respect to any outstanding Option exercisable by the estate or beneficiary of a deceased Participant (including Options which have vested and become non-forfeitable pursuant to Section 7C below), such Participant's estate or beneficiary shall have the right to sell to the Corporation during the one year period following the date of death of the Participant, and the Corporation shall have the obligation to purchase, such Option at the then Fair Market Value of a share of Class A Stock less the exercise price; and (ii) with respect to shares of Class A Stock held of record or beneficially by the estate or beneficiary of a deceased Participant through the exercise of such Option, such estate or beneficiary shall have the right to sell to the Corporation during the one year period following the date of death of the Participant, and the Corporation shall have the obligation to purchase, such shares at their then Fair Market Value. Notwithstanding the foregoing provisions of this Section 6C, at any time during the one year period following the date of death of the Participant , the Corporation shall have the right in its sole discretion to purchase, and the estate or beneficiary of the deceased Participant shall have the obligation to sell to the Corporation (i) any outstanding Option exercisable by the estate or beneficiary (including Options which have vested and become non-forfeitable pursuant to Section 7C below) at the then Fair Market Value of a share of Class A Stock less the exercise price and (ii) any shares of Class A Stock held of record or beneficially by the estate or beneficiary through the exercise of an Option at their then Fair Market Value.

                  D. Participant's Termination. Except as otherwise set forth in
Section 7C below, if a Participant's service is terminated for any reason other than as described in Sections 6C above or 6E below, or if such Participant is not re-elected to his or her position, any then exercisable Option (including Options which have vested and become non-forfeitable pursuant to Section 7C below) shall remain exercisable until the end of the exercise period under such Option and all Options not exercisable on the date of such termination shall be forfeited and canceled. Notwithstanding the foregoing provisions of this Section 6D, so long as there has been no Initial Public Offering, the Corporation shall have the right in its sole discretion to purchase during the one year period following the date a Participant's service with the Corporation is terminated as described in the preceding sentence, and the Participant shall have the obligation to sell to the Corporation (i) any outstanding Option exercisable by the Participant at the then Fair Market Value of a share of Class A Stock less the exercise price and (ii) any shares of Class A Stock held of record or beneficially by the Participant through the exercise of an Option at their Fair Market Value.

                  E. Misconduct by Participant. If the Board of Directors (excluding the Participant accused of such misconduct) determines a Participant has committed a felony or an act of embezzlement, fraud, dishonesty, moral turpitude, nonpayment of an obligation owed to the Corporation, breach of fiduciary duty or deliberate disregard of the Corporation's rules resulting in loss, damage or injury to the Corporation, or if a Participant makes an unauthorized disclosure of the Corporation's trade secrets or confidential information, engages in any conduct constituting unfair competition, induces any of the Corporation's customers to breach a contract with the Corporation or induces any principal for whom the Corporation acts as agent to terminate such agency relationship, neither the Participant nor his estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors shall provide the Participant an opportunity to appear and present evidence on the Participant's behalf at a hearing before the Board of Directors or a committee of the Board of Directors.

                                    SECTION 7
                         ADJUSTMENT OF SHARES; MERGER OR
                     CONSOLIDATION, ETC. OF THE CORPORATION

                  A. Recapitalization, Etc. In the event there is any change in the Class A Stock of the Corporation by reason of a reorganization, recapitalization, stock conversion, stock split, stock dividend or otherwise, there shall be (i) substituted for or added to each share of Class A Stock thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Class A Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share exercise price thereof also shall be proportionately adjusted, but only to the extent such adjustment is appropriate, and (ii) an appropriate and proportionate adjustment in the maximum aggregate number of shares for which Options may be granted pursuant to Section 3 of the Plan. The Committee shall also make appropriate adjustments, if any, in the event there is any change in the Class B Stock of the Corporation by reason of a reorganization, recapitalization, stock conversion, stock split, stock dividend or otherwise without corresponding changes to the Class A Stock.

                  B. Merger, Consolidation or Change in Control of Corporation. Upon (i) the dissolution or liquidation of the Corporation or (ii) a Change in Control (each event described in (i) and (ii), a "Liquidity Event"), the Participant shall have the right immediately prior to the effective date of such Liquidity Event (or, if later, within 10 days of the Participant's notification of such event) to exercise any Option granted and still outstanding (and not otherwise expired) in whole or in part without regard to any installment or vesting provision that may have been made part of the terms and conditions of such Option(s), provided that all conditions precedent to the exercise of such Options, other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Participants of any such Liquidity Event. All such Options which are not so exercised shall be canceled and forfeited as of the effective time of any such Liquidity Event (or, if later, at the end of the applicable 10-day notice period). If the Corporation engages in a Business Combination which is not a Liquidity Event, the Corporation may, in connection with such transaction, at its option elect one of the following: provide for (i) the continuance of the options granted hereunder (either by express provision or, if the Corporation is the surviving corporation in the Business Combination, as a consequence of the failure to address the treatment of options in the applicable agreements), (ii) the substitution of new options for Options granted hereunder (which new options grant Participants the right to purchase the securities they would have received had they held Class A Stock immediately prior to the Business Combination) or (iii) acceleration of outstanding Options in which case such Business Combination will be deemed a "Liquidity Event" and Options treated in accordance with the preceding sentences of this Section 7B; provided that if in connection with such Business Combination, all of the outstanding stock options previously granted by the Corporation under any other non-director plan adopted by the Corporation are accelerated, then such Business Combination will be deemed a "Liquidity Event" and Options will be treated in accordance with the preceding sentences of this
Section 7B.

                  C. In the event that any Participant's service as a director of the Corporation is terminated for any reason in connection with, or within one year after a Qualifying Business Combination (as defined below), notwithstanding any other provision of this Plan, such Participant's Options shall immediately vest and become non-forfeitable, but shall remain exercisable in accordance with the time periods set forth in Section 6A above. A "Qualifying Business Combination" is (x) when any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person, but excluding (i) any person or any Affiliate or Associate thereof who is a direct or indirect shareholder of the Corporation as of the effective date of the Plan, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, or (iii) the Corporation or any subsidiary of the Corporation, becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing a majority of the combined voting power of the Corporation's then outstanding securities, other than by reason of a Business Combination or (y) a Business Combination, in either case, which is not otherwise treated as a Liquidity Event for purposes of this Section 7C but in which shareholders of the Corporation (or their Affiliates or Associates) immediately prior to the Business Combination cease to own a majority of the voting securities of the surviving corporation.

                                    SECTION 8
                            MISCELLANEOUS PROVISIONS

                  A. Assignment or Transfer. No grant or award of any Option under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution; provided, however that such Option under the Plan or any rights or interests therein may be assignable or transferable upon consent of the Committee, which consent may be withheld in its sole discretion. During the lifetime of a Participant, Options granted hereunder shall be exercisable only by the Participant.

                  B. Investment Representation. Upon the exercise of an Option, the Committee may require, as a condition of receiving Class A Stock, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

                  C. Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any Option granted under the Plan or to any Participant.

                  D. Plurals and Gender. Where appearing in the Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

                  E. Headings. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

                  F. Severability. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

                  G. Cooperation of Parties. All parties of this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

                  H. Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of New York.

                  I. Nonguarantee. Nothing contained in this Plan shall be construed to confer any right with respect to continuation of service as a director of the Corporation or nomination to serve as a director of the Corporation, nor shall it interfere in any way with any rights which the Non-Employee Director or the Corporation may have to terminate his directorship at any time.

                  J. Notices. Each notice relating to this Plan shall be in writing and delivered in person, by air courier or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at: VitaminShoppe.com, Inc., 444 Madison Avenue, Suite 802, New York, NY 10022, Attn: President and Chief Executive Officer. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained on the Committee's records.

                  K. Written Agreements. Each Option granted under the Plan shall be evidenced by a signed written Stock Option Agreement between the Corporation and the Participant containing the terms and conditions of the Option.

                  L. Conflict. In the event of any conflict between the terms of this Plan and any Option Agreement, the terms hereof shall control.

                                    SECTION 9
                        AMENDMENT OR TERMINATION OF PLAN

                  The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided, however, that any amendments requiring shareholder approval under any applicable rule of the Securities and Exchange Commission, any stock exchange, the NASDAQ National Market or other regulatory body shall be subject to approval by the shareholders of the Corporation in the manner required by such rule. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

                                   SECTION 10
                                  TERM OF PLAN

                  The Plan shall remain in effect until July 31, 2009, which is the day prior to the tenth anniversary of the effective date of the Plan, unless sooner terminated by the Board of Directors of the Corporation. No Options may be granted under the Plan subsequent to the termination of the Plan.

               TO VOTE BY MAIL, PLEASE DETACH THE PROXY CARD HERE

                            VITAMINSHOPPE.COM, INC.
                 PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS
                      SOLICITED BY THE  BOARD OF DIRECTORS
                                  JUNE 22,2000




The undersigned, having received notice of the 2000 annual meeting of stockholders to be held on June 22, 2000 at 10:00 a.m., Eastern time, at Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, 19th Floor, New York, New York 10022 and the Proxy Statement relating to the meeting, hereby revokes all prior proxies and appoints M. Anthony Fisher, Jeffrey J. Horowitz and Ann M. Sardini, and each of them acting singly, with full power of substitution, as proxies to represent and vote on behalf of the undersigned, as designated below, all shares of Class A common stock, par value $0.01 per share, of VitaminShoppe.com, Inc., a Delaware corporation, that the undersigned would be entitled to vote if present in person at the 2000 annual meeting of stockholders and any adjournment or adjournments thereof. These proxies are authorized to vote in their discretion upon such other matters as may properly come before the annual meeting.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned. If a choice is not specified with respect to any proposal, this proxy will be voted FOR such proposal.

Attendance of the undersigned at the annual meeting will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing and shall vote in person at the annual meeting.

EACH STOCKHOLDER SHOULD SIGN THIS PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VITAMINSHOPPE.COM, INC.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE COMMENTS?

--------------------------------             ----------------------------------
--------------------------------             ----------------------------------

                                   P R O X Y

INSTRUCTIONS FOR VOTING YOUR PROXY

Mark, sign and date the attached proxy card and return it in the postage-paid envelope enclosed.

               TO VOTE BY MAIL, PLEASE DETACH THE PROXY CARD HERE

[X] Votes must be indicated, as in example to the left, in black or blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

                                                                                  WITHHOLD
                                                           FOR ALL                AUTHORITY
                                                           NOMINEES               TO VOTE               FOR ALL
                                                           LISTED                 FOR ALL               EXCEPT

PROPOSAL 1:  Election of Class I Directors.
For Barbara S. Feigin and David S. Gellman.
(INSTRUCTION:  To withhold authority to vote                [ ]                      [ ]                  [ ]
for any individual nominee, mark the
"FOR ALL EXCEPT" box and write that
nominee's name in the space provided.)
Exceptions:
            ---------------------------------



                                                           FOR                     AGAINST              ABSTAIN

PROPOSAL 2:  Ratification of appointment of
Deloitte & Touche LLP as auditors for the
fiscal year ending December 31, 2000.                      [ ]                       [ ]                  [ ]
PROPOSAL 3: Approval of the Vitamin
Shoppe.com, Inc. Amended and Restated Stock
Option Plan for Employees.                                 [ ]                       [ ]                  [ ]
PROPOSAL 4: Approval of the Vitamin
Shoppe.com, Inc. Amended and Restated Stock
Option Plan for Non-Employee Directors.                    [ ]                       [ ]                  [ ]

DATED: -----------------, 2000



--------------------------------------------------

SIGNATURE(S)

Please sign name(s) exactly as appearing on your stock certificate. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.